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[NATIONS FUNDS LOGO]

International Stock Funds

Annual Report For The Year Ended March 31, 1999

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Investments For A Lifetime(SM)

Nations International Value Fund

Nations International Equity Fund

Nations International Growth Fund

Nations Emerging Markets Fund
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                          [GRAPHIC DEPICTING BASKETS]


This report is submitted for
the general information of
shareholders of Nations Funds.
This material must be preceded or
accompanied by a current Nations
Funds prospectus.

Nations Funds Distributor:
Stephens Inc., Stephens Inc., which
is not affiliated with Bank of
America National Trust and
Savings Association or
NationsBank, N.A., is not a bank,
and securities offered by it are not
guaranteed by any bank or insured
by the FDIC, Stephens Inc., member
NYSE, SIPC.

Nations Funds Investment Adviser:
NationsBanc Advisors, Inc.


[graphic depicting arrow]

    NOT FDIC-
     INSURED

  May Lose Value

No Bank Guarantee
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Presidents'
Message
                           Dear Shareholder:

                           We'd like to thank you for being a part of the Nations Funds family. Your continued trust and confidence are greatly appreciated. Many noteworthy events have taken place during the past year. Let's take a look.

                           A ROLLER-COASTER-RIDE OF A YEAR

                           We know the past 12 months have proved to be quite an unsettling time for investors. You've seen major market indexes reach all-time highs, even after the significant market volatility of late summer-early fall 1998. Much of the volatility was attributed to financial crises in Brazil and Russia, the continuing malaise in Asia, as well as a slowdown in U.S. corporate earnings growth. However, the Federal Reserve Board came to the rescue in late September with the first of three successive cuts in interest rates. By year-end, investors were feeling confident once again and many stocks had soared, moving the Dow Jones Industrial Average closer to the 10,000 milestone.*

                           While some stock indexes had another impressive year of double-digit performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500)** of large-company stocks was up 18.46% for the 12 months ending March 31, 1999 -- focusing on these particular indexes doesn't give you the complete picture. For example, during the same 12-month period, the Standard & Poor's MidCap 400 Index*** posted a gain of only 0.43% and the Russell 2000 Index(+) of small-company stocks actually posted negative performance of -16.20%. There was even divergence among the stocks in the S&P 500, with the performance of the 25 largest stocks accounting for approximately 70% of the Index's return.

                           THE VALUE OF ADVICE

                           Diversification, along with a long-term perspective, are among the best tools for investors to weather changing markets and create a balanced investment portfolio. That's where the value of professional financial advice comes in. The role of a good financial adviser, especially during volatile times, is to help you make smart investment decisions that help you pursue your long-term goals. During last year's downturn in

                           * The Dow Jones Industrial Average is a
                           price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

                           ** The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           *** The Standard & Poor's MidCap 400 Index is a market-value weighted index that measures the market value of 400 domestic stocks chosen for market size, liquidity and industry representation. It is unmanaged and unavailable for investment.

                           + The Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. It is unmanaged and unavailable for investment.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Presidents'
Message continued...

                           the markets, many mutual fund shareholders who invested through a financial adviser remained calm and ignored short-term corrections.

                           Today, these same investors are probably glad they did, as the markets continue their generally upward trend. Of course, history tells us that these trends do not continue indefinitely, and our belief is that the best way to weather changing market conditions is by working with a professional financial adviser.

                           YOUR MANAGERS OF DISTINCTION(SM)

                           Financial advisers are there to guide and assist you, but it also helps to invest with a company that has experienced fund managers who have weathered various market cycles over time. At Nations Funds, we call them our Managers of Distinction(SM).

                           In bringing you the wide range of funds we offer, we've carefully selected a roster of specialized investment management firms. Nations Funds Managers of Distinction(SM) are all seasoned and well-respected investment firms. We are pleased to bring this talent together in one place to offer you a variety of distinct money management styles.

                           And, our fund family should get even better with the completion of our merger with Pacific Horizon
                           Funds -- the largest merger in mutual fund history -- anticipated for May. Together, the new Nations Funds family will be able to offer you an even broader selection of mutual funds.

                           Of course, customer service continues to be of tremendous importance to us and, for the second year in a row, Nations Funds received the Key Honors award for superior customer support from DALBAR, Inc. -- an independent evaluator of customer service in the mutual fund industry. Our commitment is to provide you with the best products and services, and we will seek to continue to do so in the coming year.

                           We are excited about the past year and the opportunities ahead of us. If you have any questions or comments on your annual report, please contact us at 1.800.321.7854 or e-mail your comments to us via our Web site at www.nationsbank.com/nationsfunds.

                           Once again, thank you for being a part of the Nations Funds family.

                           Sincerely,

                           /s/ A. Max Walker                             /s/ Robert H. Gordon
                           A. Max Walker                                 Robert H. Gordon
                           President and Chairman                        President
                           of the Board                                  NationsBanc Advisors, Inc.

                           March 31, 1999

                           P.S. On May 21, 1999, the Nations Funds/Pacific Horizon Funds merger was successfully completed.

Table
Of
Contents

                                       NATIONS FUNDS SPECTRUM                                         2
                                       INTERNATIONAL MARKET OVERVIEW                                  4
                                       PORTFOLIO COMMENTARY
                                       Nations International Value Fund                               7
                                       Nations International Equity Fund                             13
                                       Nations International Growth Fund                             19
                                       Nations Emerging Markets Fund                                 25
                                       FINANCIAL STATEMENTS
                                       Statements of Net Assets                                      30
                                       Statements of Operations                                      44
                                       Statements of Changes in Net Assets                           46
                                       Schedules of Capital Stock Activity                           48
                                       Financial Highlights                                          52
                                       Notes to Financial Statements                                 60

                                       ---------------------------------------------------------------------------------
                                           Nations Funds                [Dalbar Logo]
                                           Recognized For
                                           Outstanding                  DALBAR, Inc., is a well-respected research firm
                                           Customer Service             that measures customer service levels and
                                                                        establishes benchmarks in the financial services
                                           In recognition of our        industry.
                                           commitment to retail
                                           shareholders through
                                           consistently providing
                                           superior customer service,
                                           Nations Funds was awarded
                                           DALBAR Key Honors in 1997
                                           and 1998.
                                       ---------------------------------------------------------------------------------

THE
NATIONS FUNDS
FAMILY AT A GLANCE



                                                                                                             GROWTH & INCOME
                                                                                                            ------------------
                                                      CURRENT INCOME
------------------------------------------------------------------------------------------------------------------------------
          LIQUIDITY
----------------------------------------------
MONEY                      SHORTER                    INTERMEDIATE                LONGER TERM               LARGE
MARKET                     MATURITY                   MATURITY                    DOMESTIC                  CAPITALIZATION
FUNDS                      BOND FUNDS                 BOND FUNDS                  BOND FUNDS                VALUE FUNDS
-----                      ----------                 ----------                  ----------                -----------
*Nations                   *Nations Short-            *Nations                    *Nations                  *Nations
  Prime Fund                 Intermediate               Strategic Fixed             Diversified               Value Fund
                             Government                 Income Fund                 Income Fund
*Nations Government          Fund                                                                           *Nations
  Money Market                                        *Nations                    *Nations                    Managed
  Fund                     *Nations                     Government                  U.S. Government           Value Index
                             Short-Term                 Securities Fund             Bond Fund                 Fund
*Nations                     Income Fund
  Treasury Fund                                       *Nations                    *Nations                  *Nations
                           *Nations Short-              Intermediate                Municipal                 Balanced Assets
*Nations Tax                 Term Municipal             Municipal                   Income Fund               Fund
  Exempt Fund                Income Fund                Bond Fund
                                                                                  *Nations
                                                      *Nations                      State-Specific
                                                        State-Specific              Long-Term
                                                        Intermediate                Municipal Bond
                                                        Municipal Bond              Funds
                                                        Funds

                               RISK (VARIABILITY)

                                                                                                         [NATIONS FUNDS LOGO]
                                                                                               INVESTMENTS FOR A LIFETIME(SM)

                                                                              AGGRESSIVE GROWTH
                                                 -----------------------------------------------------------------------------
                         GROWTH
-------------------------------------------------------------------
          GROWTH & INCOME
-------------------------------------------
LARGE
CAPITALI-                LARGE                                        MID                 SMALL               REGION-SPECIFIC
ZATION                   CAPITALIZATION           INTERNATIONAL       CAPITALIZATION      CAPITALIZATION      INTERNATIONAL
FUNDS                    GROWTH FUNDS             EQUITY FUNDS        FUNDS               FUNDS               FUNDS
-----                    ------------             ------------        -----               -----               -----
*Nations                 *Nations                 *Nations            *Nations            *Nations            *Nations
  Marsico Growth           Marsico Focused          International       Emerging            Small Company       Emerging
  & Income Fund            Equities Fund            Value Fund          Growth Fund         Growth Fund         Markets Fund

*Nations                 *Nations                 *Nations                                *Nations
  Equity                   Disciplined              International                           Managed
  Index Fund               Equity Fund              Growth Fund                             SmallCap
                                                                                            Index Fund
*Nations                 *Nations                 *Nations
  Managed                  Capital Growth           International                         *Nations
  Index Fund               Fund                     Equity Fund                             Managed
                                                                                            SmallCap
*Nations                 *Nations                                                           Value Index
  Equity                   Strategic Equity                                                 Fund
  Income Fund              Fund

                                                      RISK (VARIABILITY)

LIFEGOAL PORTFOLIOS

*LifeGoal Income And Growth Portfolio

*LifeGoal Balanced Growth Portfolio

*LifeGoal Growth Portfolio

International
Market Overview
                           The global investment environment grew more challenging during the 12-month period ended March 31, 1999. We have entered a period of generally slower economic growth across the major international markets, with lower interest rates and modest inflation. As might be expected, the dominant trends varied by region. Economic growth in Europe was strong early in the fiscal period, but tailed off as the year progressed. During the period, we also saw the successful introduction of the euro, a common currency for most European nations. In Asia, the recession in Japan and the Pacific region has shown some signs that we may have seen the worst.

                           Looking ahead over the next 12 months, we believe corporate profits may recover in the United Kingdom and Continental Europe, with modest growth in the Pacific region outside Japan. However, we remain skeptical of a recovery in Japan.

                           The Asian crisis had its effects across the international markets. The clearest signs of the widening impact were seen in other emerging markets, most notably in Russia, where the currency -- the ruble -- collapsed and the Russian government defaulted on part of its external debt. The effects also were seen in Brazil, where the government decided in January to de-couple the Brazilian currency -- the real -- from the U.S. dollar, effectively allowing its devaluation. Europe, however, did not escape the problems that began in Asia. On the Continent, we saw declining economic growth rates and disappointing corporate earnings. Reflecting these broad trends, interest rates have come down, particularly in the United Kingdom, where they ended the fiscal period at 5.5%, compared with 7.5% at the start of the period.

                           Volatility and uncertainty in the international financial markets also was heightened by the collapse (and subsequent bailout) of Long-Term Capital Management, a hedge fund, as well as by the Malaysian government's decision to impose capital controls. The hedge fund debacle led to a sharp, abrupt decline in market prices for all risky assets. Credit spreads -- the differences in yields between high quality bonds and bonds with credit risk -- widened in an international "flight to quality" in which the highest quality securities were the best performers. The Malaysian government's announcement that it would control the movement of capital from Malaysia prompted fears among investors that other governments with vulnerable currencies might adopt similar policies. These fears proved unwarranted, however. In the end, the Malaysian government decided to replace the controls with a sliding capital gains tax following a general rebound of currencies throughout the Pacific region. Outside Malaysia, with the notable exception of Japan, the Pacific region showed some general

                           Source for all statistical data -- Gartmore Global Partners

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

International
Market Overview continued...

                           improvement, with the economies of Korea and Thailand evidently reaching the bottom of their slumps in late 1998. We expect that Hong Kong and Singapore should reach their lows during the first half of 1999. Australia enjoyed signs of strong economic growth, although part of its success was due to a depreciation of the Australian dollar.

                           International equity markets performed consistently with these economic trends. However, movements in the relative values of currencies had a distorting effect on the returns on investments in U.S. dollar terms. The most notable example was in Japan, where the yen rose against the dollar beginning in September 1998. Overall foreign equity returns, as measured by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, rose by 4.86% in U.S. dollar terms for the 12-month period.*

                           While European equity markets were the strongest performers in local currency terms, yen strength against the U.S. dollar pushed Japan to the top of the performance table in U.S. dollar terms. This performance came despite the fact that the Japanese stock market was basically flat in yen terms. Japan, in fact, was the only major market to outperform the MSCI EAFE Index. Yen strength also pushed other currencies of the Pacific region upward against the U.S. dollar. This general regional currency strength, however, did not overcome declines in local equity markets. As a result, the region's markets, as a whole, produced negative returns. Currency movements had different effects on the returns realized by U.S. investors in the United Kingdom and in Continental Europe. In general, currencies on the Continent strengthened against the U.S. dollar, boosting the region's returns in U.S. dollar terms. However, the British pound sterling declined against the U.S. dollar so that returns from U.K. equity investments were lower in U.S. dollars, though still positive. Elsewhere, Latin American markets suffered sharp declines, while the markets of emerging Europe fared somewhat better.

                           Looking forward, we anticipate economic growth in Continental Europe in 1999 to be about 2.0%, down from the 2.5% growth rate during 1998. We expect that growth in the United Kingdom will be negligible. Corporate earnings growth in Continental Europe should be about 5% this year and flat-to-negative in the U.K. However, we believe that earnings expectations will begin to recover across the region towards the end of 1999. Our initial estimate for 2000 is that corporate earnings in Continental Europe and the U.K. will be 10% or more.

                           In Japan, we expect very weak, if any, economic growth, and no significant rebound in corporate profits. We believe progress on structural and banking sector reform in Japan is likely to be slow. If economic conditions continue to deteriorate in Japan, there is a risk of

                           *The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index that tracks stocks traded in twenty countries in Europe, Australia and the Far East. It is unavailable for investment.

International
Market Overview continued...

                           monetization, in which the Japanese would effectively print money to stimulate growth. In the Pacific region outside Japan, we expect to see further evidence in 1999 that the region-wide slump has bottomed. We believe the prospects are reasonably strong that economic growth will be renewed in 2000.

                           We believe emerging market economies will struggle for growth in the current environment, and the impact of tight monetary and fiscal policies in Latin America will act as a further brake on economic expansion.

                           While European markets disappointed investors over the past 12 months, several factors encourage more optimism about Europe for the coming 12-month period. These factors include: a reasonable expectation for a profits recovery, reflecting a growth rebound; neutral to favorable bond/equity valuations; and the probability of further interest rate reductions.

                           Pacific Rim markets also should offer interesting investing opportunities, with the potential for better-than-expected corporate earnings and opportunities created by the growing trend of corporate restructuring throughout the region. In Japan, a recovery requires fast economic growth and an end to deflation. While we are marginally encouraged by consideration of more aggressive measures to stimulate the Japanese economy, we have not seen sufficient evidence to justify overweighting Japanese investments relative to international benchmarks.

                           Emerging markets are likely to remain volatile, but we continue to believe that some emerging markets in Asia and Eastern Europe are well positioned to offer the potential for reasonable returns. In Latin America, we believe that Brazil will end the year higher.

                           In summary, we continue to believe that the international markets should offer long-term investors the potential for both growth and diversification in the coming year.

                           Stephen Watson
                           Chief Investment Officer
                           Gartmore Global Partners

                           March 31, 1999

Nations
International Value
Fund Investment Committee Commentary*

                                         In the following interview, the Committee shares its views on Nations International Value Fund's performance for the
                                         12-month period ended March 31, 1999, and its outlook for
                                         the future.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by the Large         Nations International Value Fund uses a Graham-Dodd value
Cap Investment Committee of              discipline to select international equities. Benjamin
Brandes Investment Partners, L.P.,       Graham, sometimes called the father of financial analysis,
investment sub-adviser to the            and David Dodd, first spelled out the principles of
Fund.                                    value-based investing in their 1934 book, Security Analysis.
INVESTMENT OBJECTIVE                     Following these principles, the Fund searches the world for
The Fund seeks long-term capital         companies whose stocks are believed to be undervalued. Upon
appreciation by investing                the purchase of such stocks, the Fund plans to hold them for
primarily in equity securities of        3-5 years to allow them to seek to achieve their long-term
foreign issuers, including               or "intrinsic" value. The Fund conducts a rigorous bottom-up
emerging markets countries.              search. This means that it is the companies that lead us to
PERFORMANCE REVIEW                       the countries in which the Fund invests, not the other way
For the 12-month period ended            around. As value investors, we see opportunity in periods of
March 31, 1999, Nations                  volatility such as occurred in the last 12 months. These
International Value Fund Investor        periods can provide us with access to solid companies
A Shares provided shareholders           selling at discounts from their intrinsic value. Over time,
with a total return of 1.75%.**          we believe that the market will recognize this intrinsic
                                         value and the prices of these stocks will rise. We believe that by purchasing stocks at discounts from their long-term value, a "margin of safety" against price declines is
                                         created -- thus reducing risk -- while at the same time
                                         providing the opportunity for capital appreciation.
                                         PLEASE COMMENT ON FUND PERFORMANCE FOR THE PERIOD.
                                         Nations International Value Fund (Investor A Shares)
                                         provided shareholders with a total return of 1.75%,
                                         substantially outperforming its peer group, the Lipper
                                         International Funds Universe*** which returned 0.02%.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table. The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

                           ***Lipper Inc. is an independent mutual fund performance monitor. Funds included in the Lipper International Funds Universe invest their assets in securities with primary trading markets outside of the United States.

                           INVESTMENTS IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
International Value
Fund Investment Committee Commentary continued...

                                         WHAT WERE INTERNATIONAL ECONOMIC AND MARKET CONDITIONS LIKE
                                         DURING THE REPORTING PERIOD?
                                         Over the past year, world markets experienced some of the
                                         more dramatic movement in recent memory. Following the
                                         widespread currency devaluation in Asia the prior fall,
                                         aftershocks were felt even in the developed countries in
                                         Europe and North America during mid-1998. Several factors
                                         were largely responsible for the turmoil in global equity
                                         markets over the past year. First, deteriorating economic
                                         fundamentals in Japan threatened to intensify and prolong
                                         the broader economic slump in Asia. Secondly, continued
                                         political unrest in Indonesia, and the imposition of
                                         currency restrictions in Malaysia, contributed to investor unease in Asia. Third, political and economic turmoil in
                                         Russia contributed to widespread sell-offs. Concern about
                                         the exposure of European banks to defaulted loans in Russia in late summer of 1998 also contributed to that region's
                                         correction mid-fiscal-year. Lastly, the devaluation of the
                                         Russian ruble put pressure on the currencies of Latin
                                         American nations, as investors worried that these countries would not be able to maintain their managed currency
                                         systems. The "other shoe" eventually dropped with the
                                         devaluation of the Brazilian real in January of 1999, and
                                         the subsequent plunge in value of Brazilian and Venezuelan stocks. Since that time, however, there has been some
                                         recovery in Latin American markets, and further strength in
                                         Europe.

 ...the Fund's security selection         WHAT COUNTRY OR REGIONAL DECISIONS CONTRIBUTED THE MOST TO
process is based on a bottom-up          THE FUND'S PERFORMANCE?
analysis of stocks chosen                For the year ended March 1999, holdings in the following
according to their fundamental           countries turned in the strongest performances: Germany,
intrinsic values. Therefore,             Switzerland, Italy, Mexico, South Korea and Japan. Holdings
weightings in countries, sectors,        in the following countries detracted most significantly from
industries, and currencies are a         the Fund's performance: Brazil, Venezuela, South Africa and
by-product of the stock selection        the United Kingdom.
process itself.                          It is important to remember that the Fund's security
                                         selection process is based on a bottom-up analysis of stocks chosen according to their fundamental intrinsic values.
                                         Therefore, weightings in countries, sectors, industries, and currencies are a by-product of the stock selection process itself. They are not a result of top-down allocations driven by a market outlook. The general trend in the Fund over the past year has been to sell European stocks which we believe, have become fully valued, and to invest more heavily in
                                         Asian and Latin American companies, whose values have come down to, in our view, very attractive levels. In the short run, re-deployment into troubled areas of the world can have a negative impact on Fund performance. However, we believe that in the long run, investing in bargain-priced companies will provide the potential for strong returns while reducing risk.

Nations
International Value
Fund Investment Committee Commentary continued...

                                         WHAT ARE SOME EXAMPLES OF STOCKS HELD BY THE FUND THAT
                                         PERFORMED PARTICULARLY WELL?+
                                         Stocks showing the strongest performance during the last
                                         year included: Deutche Telekom AG, Reuters Group PLC,
                                         Swisscom AG, Korea Electric Power Corporation, Telecom
                                         Italia SPA, and Daimler-Benz (later Daimler Chrysler, which the Fund has sold.)

 ...a bottom-up, fundamental              WHAT IMPACT DID CURRENCY HAVE ON THE FUND'S PERFORMANCE?
investment process, which does not       The effects of Latin American currencies were generally
forecast market levels, economic         negative on the performance of the Fund during the fiscal
growth, or currency movements.           year. However, it is useful to keep in mind the reasons the
                                         Fund does not hedge currencies. First, we do not believe
                                         that currency risk presents a major risk to a long-term
                                         investor in a diversified portfolio. Currency fluctuations tend to even out over time, and hedging is costly. Secondly, one of the main reasons to invest internationally is to gain the benefits of diversification, part of which is provided by the currency component. Currency hedging would
                                         essentially remove the diversification benefit and low
                                         correlation with other asset classes, which is desirable in an international portion of an investor's portfolio. Lastly, currency hedging is inconsistent with a bottom-up,
                                         fundamental investment process, which does not forecast
                                         market levels, economic growth, or currency movements.

                                         WHAT IS YOUR INTERNATIONAL ECONOMIC AND MARKET OUTLOOK FOR
                                         THE YEAR AHEAD?
                                         As a bottom-up manager, we do not make any top-down
                                         projections for countries, regions, economies, or interest rates. We choose companies first, based on a "rear view
                                         mirror" -- what the company has been able to achieve
                                         historically, how sustainable we think its performance is, and how it is currently priced. We see great opportunity
                                         when markets are unsettled as they have been, particularly in Asian and Latin American markets. There are bright spots on the horizon: expectations of lower interest rates in the
                                         U.S., legislative progress on banking reform in Japan, and encouraging words by Brazil's president on his continued
                                         commitment to free markets. In recent months, Latin American countries such as Mexico and Argentina have shown some very positive moves.
                                         Although we recognize that there are important risks to
                                         consider, in our opinion, prices in some parts of the world are at bargain levels.

                                         By acquiring stocks at these bargain levels, we believe we can create for the Fund a "margin of safety" against price declines over time, and an opportunity for long-term profit.
                                         +Portfolio holdings are subject to change and may not be
                                         representative of current holdings.

Nations
International Value
Fund Investment Committee Commentary continued...

                                         Lastly, while the equity and currency volatility in many
                                         markets can be unsettling in the short-term, we believe the policy changes it is forcing in many countries will
                                         ultimately result in greater sustainable long-term growth
                                         for their economies.

                                         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THIS
                                         ENVIRONMENT? HOW ARE YOU POSITIONING THE FUND TO TAKE
                                         ADVANTAGE OF THESE OPPORTUNITIES?
                                         While volatility persists in Asia and Latin America, the
                                         Fund will continue to invest in strong companies in these
                                         areas as long as our analysis tells us they are
                                         value-priced. Over the past year, the Fund sold many of its fully priced European holdings and invested more in Asian
                                         and Latin American companies. We believe this will position the Fund to take advantage of the value opportunities
                                         presenting themselves in the coming months.

Nations
International Value
Fund
   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

                                                                            TOP TEN HOLDINGS
                                                                            -------------------------------------------
                                                                              1  Hitachi Ltd., ADR                 5.2%
                                                                            -------------------------------------------
                                                                              2  Hutchison Whampoa Ltd., ADR       4.8%
18.6%   Other                                                               -------------------------------------------
 3.4%   South Africa                                                          3  Telecom Italia Spa                4.5%
 4.2%   Netherlands                                                         -------------------------------------------
 5.7%   Germany                                                               4  Deutsche Telekom AG               4.4%
 6.1%   Italy                                                               -------------------------------------------
 6.8%   Brazil                                                                5  HSBC Holdings plc, ADR            4.3%
 7.5%   France                                                              -------------------------------------------
 9.0%   Hong Kong                                                             6  Diageo plc, ADR                   4.1%
19.2%   United Kingdom                                                      -------------------------------------------
19.5%   Japan                                                                 7  Mitsubishi Heavy Industries Ltd.  3.6%
                                                                            -------------------------------------------
                                                                              8  Telefonos de Mexico, ADR          3.1%
                                                                            -------------------------------------------
                                                                              9  Tokio Marine & Fire Insurance
                                                                                 Company Ltd., ADR                 3.0%
                                                                            -------------------------------------------
                                                                             10  Swire Pacific Ltd. 'A', ADR       2.9%
                                                                            -------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations
International Value
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                                    MSCI
                            INTERNATIONAL|VALUE|$15,623      EAFE|INDEX|$13,255       LIPPER|INTERNATIONAL|FUNDS|UNIVERSE|$13,539
                            ---------------------------      ------------------       -------------------------------------------
Dec. 27|1995                            9425                        10000                                10000
'1995'                                  9374                        10000                                10000
                                        9591                        10297                                10448
                                       10184                        10468                                10829
                                       10043                        10463                                10783
'1996'                                 10809                        10637                                11223
                                       11436                        10478                                11353
                                       12936                        11846                                12620
                                       13496                        11770                                12794
'1997'                                 13012                        10856                                11814
                                       15353                        12461                                13547
                                       14518                        12602                                13647
                                       12112                        10819                                11449
'1998'                                 14550                        13064                                13333
Mar. 31|1999                           15623                        13255                                13539

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                    MSCI
                            INTERNATIONAL|VALUE|$16,576      EAFE|INDEX|$13,255       LIPPER|INTERNATIONAL|FUNDS|UNIVERSE|$13,539
                            ---------------------------      ------------------       -------------------------------------------
Dec. 27|1995                           10000                        10000                                10000
'1995'                                  9946                        10000                                10000
                                       10176                        10297                                10448
                                       10806                        10468                                10829
                                       10655                        10463                                10783
'1996'                                 11468                        10637                                11223
                                       12134                        10478                                11353
                                       13726                        11846                                12620
                                       14320                        11770                                12794
'1997'                                 13806                        10856                                11814
                                       16289                        12461                                13547
                                       15403                        12602                                13647
                                       12851                        10819                                11449
'1998'                                 15438                        13064                                13333
Mar. 31|1999                           16576                        13255                                13539

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                    Since
                                                    Inception       NAV**   MOP*
                                                    (12/27/95 through
                                                     3/31/99)    16.77%   14.66%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations
                                                    International Value Fund
                                                    from the inception of the
                                                    shareclass. The Morgan
                                                    Stanley Capital
                                                    International Europe,
                                                    Australasia and Far East
                                                    (MSCI EAFE) Index is an
                                                    unmanaged,
                                                    capitalization-weighted
                                                    index that tracks stocks
                                                    traded on 20 exchanges in
                                                    Europe, Australia and the
                                                    Far East. Funds included in
                                                    the Lipper International
                                                    Funds Universe invest their
                                                    assets in securities with
                                                    primary trading markets of
                                                    the U.S. It is not possible
                                                    to invest in the Index or
                                                    Lipper Universe. The
                                                    performance of Primary A,
                                                    Investor B and Investor C
                                                    Shares may vary based on the
                                                    differences in sales loads
                                                    and fees paid by the
                                                    shareholders investing in
                                                    each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                  Investor A              Investor B           Investor C
                                               Primary A       NAV          MOP         NAV      CDSC***      NAV       CDSC
Inception Date                                 12/27/95     12/27/95     12/27/95     5/28/98    5/28/98    6/15/98    6/15/98
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                               1.48%        1.75%       -4.10%       1.25%     -3.33%      3.98%     2.99%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                         17.79%       17.66%       15.36%      17.47%     16.74%       --         --
SINCE INCEPTION                                 16.92%       16.77%       14.66%       3.85%     -1.07%      3.98%     2.99%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Nations
International Equity
Fund Portfolio Manager Commentary*

                                         In the following interview, Mr. Watson shares his views on
                                         Nations International Equity Fund's performance for the
                                         12-month period ended March 31, 1999, and his outlook for
                                         the future.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
Stephen Watson is a co-manager of        The Fund's primary objective is to identify opportunities
the Fund and Head of the                 for above-average future earnings growth. This is achieved
International and Global Portfolio       by screening regions, countries, sectors and individual
Team for Gartmore Global Partners,       stocks to determine where emphasis should be placed to
investment sub-adviser to the            pursue earnings growth that is consistently higher than
Fund.                                    consensus forecasts. By combining active regional and
INVESTMENT OBJECTIVE                     country allocation with theme-based sector and stock
The Fund seeks long-term capital         selection, we aim to maintain a portfolio that strategically
growth by investing primarily in         emphasizes growing markets while tactically avoiding those
equity securities of non-United          with less favorable prospects. The process is driven by
States companies in Europe,              fundamental research that combines analysis from the
Australia, the Far East and other        macroeconomic to the individual company level, carried out
regions, including developing            by dedicated regional investment teams and sector/company
countries.                               analysts.
PERFORMANCE REVIEW
For the 12-month period ended            PLEASE COMMENT ON FUND PERFORMANCE FOR THE PERIOD.***
March 31, 1999, Nations
International Equity Fund Investor       Nations International Equity Fund (Investor A Shares)
A Shares provided a total return         provided shareholders with a total return of 3.59%,
of 3.59%.**                              substantially outperforming its peer group, the Lipper
                                         International Funds Universe which returned 0.02%.
                                         WHAT WERE INTERNATIONAL ECONOMIC AND MARKET CONDITIONS LIKE
                                         DURING THE REPORTING PERIOD?
                                         The 12 months ended March 31, 1999 were another turbulent
                                         period for international equity markets. Returns dipped to their lowest point in early October following the Russian
                                         ruble crisis in August and the Long-Term Capital Management debacle in September; but

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **Performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           ***Lipper Inc. is an independent mutual fund performance monitor. Funds included in the Lipper International Funds Universe invest their assets in securities with primary trading markets outside of the United States.

                           Source for all statistical data -- Gartmore Global Partners.

                           INVESTMENTS IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
International Equity
Fund Portfolio Manager Commentary continued...

                                         markets quickly rebounded, reaching a new peak in early
                                         January, helped by U.S.-led cuts in short-term interest
                                         rates, optimism over the launch of the Euro and improving
                                         sentiment in the Pacific Rim.
                                         The period began with Continental European equity markets in the driver's seat as investors focused on upbeat merger and acquisition activity and evidence of stronger growth. In
                                         contrast, the U.K. was held back by evidence of slower
                                         growth coupled with a surprise hike in interest rates, which was blamed on accelerating wages. This trend reversed later in the year as the U.K. began a series of interest rate
                                         cuts -- between October and February, there were five
                                         reductions resulting in the rate coming down from 7.5% to
                                         5.5%. As sentiment grew more positive in the U.K., it became less so on the Continent where earnings results continued to disappoint and the political background grew less certain.
                                         This resulted in a lackluster performance for Continental
                                         European equities later in the period, while the U.K. market was more buoyant.

                                         In Japan and the rest of the Pacific region, investors
                                         stayed on the sidelines early in the period as evidence of recession mounted. As the year progressed, there were some signs of improvement in Japan. Banking reform made some
                                         headway, corporate restructuring activity was more evident and officials talked about more radical measures to
                                         stimulate the economy. However, growth remained stubbornly flat and the stock market maintained a generally southward trend for the whole of the period in local currency terms.
                                         In contrast, investor sentiment toward the rest of the
                                         Pacific region improved during the period as light appeared at the end of the economic tunnel in some of the 'crisis'
                                         economies -- in particular, Korea and Thailand. Growth in
                                         Hong Kong and Singapore continued to decline, but their
                                         troughs are expected to be reached sometime in the first
                                         half of this year.
                                         Latin America, while generally stronger than its Asian
                                         counterparts at the outset of the period, failed to keep
                                         pace as the year progressed. The region took a major tumble in the wake of the Brazilian devaluation but bounced back
                                         from oversold positions during February. Elsewhere, emerging
                                         European economies, notably Greece, enjoyed strong
                                         performances, helped by their proximity to Continental
                                         Europe.

The Fund benefited                       WHAT ARE SOME EXAMPLES OF STOCKS HELD BY THE FUND THAT
from the strong                          PERFORMED PARTICULARLY WELL?+
performance of the                       The extraordinary growth in mobile phone usage over the past
telecommunications sector.               12 months put the telecommunications sector well ahead of
                                         all
                                         +Portfolio holdings are subject to change and may not be
                                         representative of current holdings.

Nations
International Equity
Fund Portfolio Manager Commentary continued...

                                         others, and this clearly benefited Fund performance. The
                                         Fund was overweighted in the sector with holdings such as
                                         Telecom Italia Spa, Tele Danmark, Vodafone Group plc ord.
                                         and Nokia AB "A", all of which rose strongly. Mannesmann AG, an engineering company that has diversified into
                                         telecommunications, rose by more than 70% in U.S. dollar
                                         terms. The performance of financials was mixed, but the Fund realized gains from its exposure to insurance companies such as Allianz AG NPV, AXA and Aegon NV. The Fund also saw
                                         strong performances from growth stocks such as Fosters
                                         Brewing Group ord. and News Corporation Ltd.

                                         WHAT IMPACT DID CURRENCY HAVE ON THE FUND'S PERFORMANCE?
                                         The biggest currency related impact to Fund performance was a strong yen, which helped the Fund. However, the dramatic weakening of the euro over the past few months has offset
                                         much of the benefit the Fund derived from yen strength.

                                         WHAT IS YOUR INTERNATIONAL ECONOMIC AND MARKET OUTLOOK FOR
                                         THE YEAR AHEAD?
                                         Looking forward, earnings growth in Continental Europe
                                         should be about 5% this year and flat to negative in the
                                         U.K. However, towards the end of the year we believe that
                                         earnings expectations in the U.K. will begin to recover and our initial earnings estimate for next year is 10%. In
                                         Japan, we expect very weak economic growth and no
                                         significant rebound in corporate profits. We have increased the Fund's exposure to Japan but it remains underweight
                                         versus the Morgan Stanley Capital International Europe,
                                         Australasia and Far East Index++. This was based on the view that its previous underweight stance was too extreme, given the aggressive easing of monetary policy which took
                                         short-term interest rates to 0% plus, and continued
                                         corporate restructuring activity. In the Pacific ex-Japan
                                         region, we expect further evidence of a bottoming out during
                                         1999 but believe the prospects for renewed growth in 2000
                                         are reasonably strong.

                                         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THIS
                                         MARKET?
                                         While European markets disappointed compared with the U.S.
                                         over the past 12 months, we believe they are likely to be
                                         supported over the coming 12-month period by several factors that will not necessarily pertain to the U.S. These include a reasonable prospect for a profits recovery, reflecting a growth rebound, neutral to favorable bond to equity
                                         valuations and the probability of further interest rate
                                         cuts. Pacific Rim markets may also offer interesting
                                         investment opportunities with the potential for positive
                                         earnings
                                         ++The Morgan Stanley Capital International Europe,
                                         Australasia, Far East (MSCI EAFE) Index is an unmanaged,
                                         capitalization-weighted index that tracks stocks traded in twenty countries in Europe, Australia and the Far East. It is unavailable for investment.

Nations
International Equity
Fund Portfolio Manager Commentary continued...

                                         surprises. In Japan, a recovery requires fast economic
                                         growth and an end to deflation; while we feel marginally
                                         encouraged by talk of more radical measures to stimulate the economy, this is not yet sufficient to justify a more
                                         aggressive stance. Emerging markets are likely to
                                         remain volatile, but we continue to believe that some
                                         emerging markets in Eastern Europe are well placed to offer reasonable return potential, given the continuing likelihood of convergence with Western Europe; in Latin America, we
                                         expect Brazil to end the year higher.
We are continuing to maintain an         HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THESE
overweight stance in Europe within       ANTICIPATED DEVELOPMENTS?
the Fund, with emphasis on the           We are continuing to maintain an overweight stance in Europe
U.K.                                     within the Fund, with emphasis on the U.K. At a sector
                                         level, we are focusing on growth areas such as
                                         telecommunications and information services. The Fund will maintain an underweight stance in Japan, but we are
                                         monitoring the situation closely. We favor the Pacific Rim over Latin America and expect to concentrate Fund exposure on large-capitalization stocks that we believe are likely to benefit from resurgent economic growth.

Nations
International Equity
Fund
   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

                                                                            TOP TEN HOLDINGS
                                                                            -----------------------------------
                                                                              1  Glaxo Wellcome plc        2.0%
                                                                            -----------------------------------
 2.7%   Australia                                                             2  Telecom Italia Spa        1.9%
 2.8%   Hong Kong                                                           -----------------------------------
 3.9%   Italy                                                                 3  Nokia AB "A"              1.8%
 4.9%   Netherlands                                                         -----------------------------------
 5.7%   Germany                                                               4  Novartis AG               1.7%
 6.5%   Switzerland                                                         -----------------------------------
 9.6%   France                                                                5  Societe Generale          1.6%
14.3%   Japan                                                               -----------------------------------
22.5%   United Kingdom                                                        6  Unilever plc ord.         1.6%
27.1%   Other                                                               -----------------------------------
                                                                              7  Vodafone Group plc ord.   1.5%
                                                                            -----------------------------------
                                                                              8  BP Amoco plc              1.5%
                                                                            -----------------------------------
                                                                              9  Lloyds TSB Group plc      1.5%
                                                                            -----------------------------------
                                                                             10  British
                                                                                 Telecommunications        1.4%
                                                                            -----------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED
                                                                            TO ILLUSTRATE EXAMPLES OF THE
                                                                            INDUSTRIES AND SECURITIES IN WHICH
                                                                            THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations
International Equity
Fund Performance

   GROWTH OF $10,000 INVESTMENT
[INVESTOR A SHARES AT MOP* RETURN CHART]


                                                    INTERNATIONAL|EQUITY|$15,409   LIPPER|INTERNATIONAL|FUNDS|UNIVERSE|$18,387
                                                    ----------------------------   -------------------------------------------
Jun. 3|1992                                                     9425                                  10000
                                                                9187                                   9725
                                                                8961                                   9279
'1992'                                                          8590                                   9157
                                                                9067                                   9946
                                                                9362                                  10446
                                                               10201                                  11361
'1993'                                                         10902                                  12434
                                                               10800                                  12342
                                                               11053                                  12474
                                                               11460                                  12870
'1994'                                                         11142                                  12365
                                                               10643                                  12179
                                                               10878                                  12689
                                                               11660                                  13307
'1995'                                                         12057                                  13581
                                                               12713                                  14189
                                                               12920                                  14707
                                                               12872                                  14644
'1996'                                                         13038                                  15242
                                                               12850                                  15418
                                                               14336                                  17139
                                                               14008                                  17376
'1997'                                                         13173                                  16045
                                                               14876                                  18398
                                                               15124                                  18535
                                                               13025                                  15549
'1998'                                                         15332                                  18108
Mar. 31|1999                                                   15409                                  18387

                                                              MSCI
                                                       EAFE|INDEX|$19,792
                                                       ------------------
Jun. 3|1992                                                   10000
                                                               9529
                                                               9682
'1992'                                                         9317
                                                              10443
                                                              11502
                                                              12272
'1993'                                                        12387
                                                              12828
                                                              13492
                                                              13514
'1994'                                                        13385
                                                              13645
                                                              13755
                                                              14340
'1995'                                                        14932
                                                              15376
                                                              15631
                                                              15623
'1996'                                                        15884
                                                              15646
                                                              17689
                                                              17576
'1997'                                                        16210
                                                              18608
                                                              18818
                                                              16155
'1998'                                                        19508
Mar. 31|1999                                                  19792

[INVESTOR A SHARES AT NAV** RETURN CHART]


                                                    INTERNATIONAL|EQUITY|$16,349   LIPPER|INTERNATIONAL|FUNDS|UNIVERSE|$18,387
                                                    ----------------------------   -------------------------------------------
Jun. 3|1992                                                   10000.00                               10000.00
                                                               9748.00                                9725.00
                                                               9508.00                                9279.00
'1992'                                                         9115.00                                9157.00
                                                               9620.00                                9946.00
                                                               9933.00                               10446.00
                                                              10823.00                               11361.00
'1993'                                                        11567.00                               12434.00
                                                              11459.00                               12342.00
                                                              11727.00                               12474.00
                                                              12159.00                               12870.00
'1994'                                                        11822.00                               12365.00
                                                              11292.00                               12179.00
                                                              11542.00                               12689.00
                                                              12372.00                               13307.00
'1995'                                                        12792.00                               13581.00
                                                              13488.00                               14189.00
                                                              13708.00                               14707.00
                                                              13657.00                               14644.00
'1996'                                                        13834.00                               15242.00
                                                              13634.00                               15418.00
                                                              15211.00                               17139.00
                                                              14862.00                               17376.00
'1997'                                                        13976.00                               16045.00
                                                              15784.00                               18398.00
                                                              16047.00                               18535.00
                                                              13820.00                               15549.00
'1998'                                                        16267.00                               18108.00
Mar. 31|1999                                                  16349.00                               18387.00

                                                              MSCI
                                                       EAFE|INDEX|$19,792
                                                       ------------------
Jun. 3|1992                                                 10000.00
                                                             9529.00
                                                             9682.00
'1992'                                                       9317.00
                                                            10443.00
                                                            11502.00
                                                            12272.00
'1993'                                                      12387.00
                                                            12828.00
                                                            13492.00
                                                            13514.00
'1994'                                                      13385.00
                                                            13645.00
                                                            13755.00
                                                            14340.00
'1995'                                                      14932.00
                                                            15376.00
                                                            15631.00
                                                            15623.00
'1996'                                                      15884.00
                                                            15646.00
                                                            17689.00
                                                            17576.00
'1997'                                                      16210.00
                                                            18608.00
                                                            18818.00
                                                            16155.00
'1998'                                                      19508.00
Mar. 31|1999                                                19792.00

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                    Since
                                                    Inception        NAV**  MOP*
                                                    (6/3/92 through
                                                     3/31/99)     7.47%    6.55%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations
                                                    International Equity Fund
                                                    from the inception of the
                                                    shareclass. The Morgan
                                                    Stanley Capital
                                                    International Europe,
                                                    Australasia and Far East
                                                    (MSCI EAFE) Index is an
                                                    unmanaged,
                                                    capitalization-weighted
                                                    index that tracks stocks
                                                    traded on 20 exchanges in
                                                    Europe, Australia and the
                                                    Far East. Funds included in
                                                    the Lipper International
                                                    Funds Universe invest their
                                                    assets in securities with
                                                    primary trading markets
                                                    outside of the U.S. It is
                                                    not possible to invest in
                                                    the Index or Lipper
                                                    Universe. The performance of
                                                    Primary A, Investor B and
                                                    Investor C Shares may vary
                                                    based on the differences in
                                                    sales loads and fees paid by
                                                    the shareholders investing
                                                    in each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                    Investor A          Investor B            Investor C
                                                    Primary A     NAV       MOP       NAV      CDSC***      NAV       CDSC
Inception Date                                       12/2/91     6/3/92    6/3/92    6/7/93    6/7/93     6/17/92    6/17/92
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                    3.68%      3.59%     -2.34%    2.65%     -2.07%      2.63%      1.69%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                               6.83%      6.63%     4.53%     5.76%     4.86%       5.96%      5.96%
5 YEARS                                               7.60%      7.37%     6.11%     6.60%     6.29%       6.64%      6.64%
SINCE INCEPTION                                       7.80%      7.47%     6.55%     7.69%     7.57%       7.19%      7.19%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Nations
International Growth
Fund Portfolio Manager Commentary*

                                         In the following interview, Mr. O'Neil shares his views on
                                         Nations International Growth Fund's performance for the
                                         12-month period ended March 31, 1999, and his outlook for
                                         the future.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
Brian O'Neil is Portfolio Manager        The Fund's investment philosophy is based on the view that a
of Nations International Growth          diversified portfolio of equity securities of established
Fund and is the Principal Senior         non-United States issuers can provide long-term growth of
Investment Manager of the Global         capital and income. The Fund will generally hold 50-80
Portfolio Team for Gartmore Global       securities invested in approximately 10 sectors within 15-20
Partners, investment sub-adviser         markets. The manager uses a "bottom-up" approach to
to the Fund.                             selecting securities, looking for companies with high
INVESTMENT OBJECTIVE                     quality and sustainable earnings, high growth potential over
The Fund seeks long-term capital         a two-year investment horizon, quality management teams, the
growth by investing primarily in         ability to finance growth internally and strong financial
equity securities of companies           results. Throughout the investment process, the manager
domiciled in countries outside the       balances the portfolio's emphasis on growth companies with a
United States and listed on major        sensitivity to securities prices.
stock exchanges primarily in             PLEASE COMMENT ON FUND PERFORMANCE FOR THE PERIOD.***
Europe and the Pacific Basin.            Nations International Growth Fund (Investor A Shares)
PERFORMANCE REVIEW                       provided shareholders with a total return of 5.89%,
For the 12-month period ended            substantially outperforming its peer group, the Lipper
March 31, 1999, Nations                  International Funds Universe, which returned 0.02%. For the
International Growth Fund Investor       period, the Fund outperformed over 80% of its competitors
A Shares provided shareholders           (558 funds in the Universe).
with a total return of 5.89%.**          *The outlook for this Fund may differ from that presented
                                         for other Nations Funds mutual funds.
                                         **The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of
                                         increasing total return and does not reflect the maximum
                                         front-end sales charge of 5.75%, which may apply to
                                         purchases of Investor A Shares. For standardized
                                         performance, please refer to the "Fund Performance" table.
                                         ***Lipper Inc. is an independent mutual fund performance
                                         monitor. Funds included in the Lipper International Funds
                                         Universe invest their assets in securities with primary
                                         trading markets outside of the United States.
                                         Source for all statistical data -- Gartmore Global Partners.
                                         INVESTMENTS IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL
                                         RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS
                                         ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS
                                         AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH
                                         FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.
                                         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
International Growth
Fund Portfolio Manager Commentary continued...

                                         WHAT WERE INTERNATIONAL ECONOMIC AND MARKET CONDITIONS LIKE
                                         DURING THE REPORTING PERIOD?
                                         The 12-month period ended March 31, 1999 was another
                                         turbulent period for international equity markets. Returns dipped to their lowest point in early October following the
                                         Russian ruble crisis in August and the Long-Term Capital
                                         Management debacle in September; but markets quickly
                                         rebounded, reaching a new peak in early January, helped by
                                         U.S.-led cuts in short-term interest rates, optimism over
                                         the launch of the euro and improving sentiment in the
                                         Pacific Rim.
                                         The period began with Continental European equity markets in the driver's seat as investors focused on upbeat merger and acquisition activity and evidence of stronger growth. In
                                         contrast, the U.K. was held back by evidence of slower
                                         growth coupled with a surprise hike in interest rates, which was blamed on accelerating wages. This trend reversed later in the year as the U.K. began a series of interest rate
                                         cuts -- between October and February, there were five
                                         reductions resulting in the rate coming down from 7.5% to
                                         5.5%. As sentiment grew more positive in the U.K., it became less so on the Continent where earnings results continued to disappoint and the political background grew less certain.
                                         This resulted in a lackluster performance for Continental
                                         European equities later in the period, while the U.K. market was more buoyant.
                                         In Japan and the rest of the Pacific region, investors
                                         stayed on the sidelines early in the period as evidence of recession mounted. As the year progressed, there was some
                                         evidence of improvement in Japan. Banking reform made some headway, corporate restructuring activity was more evident and officials talked about more radical measures to
                                         stimulate the economy. However, growth remained stubbornly flat and the stock market maintained a generally southward trend for the whole of the period in local currency terms.
                                         In contrast, investor sentiment toward the rest of the
                                         Pacific region improved during the period as light appeared at the end of the economic tunnel in some of the 'crisis'
                                         economies -- in particular, Korea and Thailand. Growth in
                                         Hong Kong and Singapore continued to decline but their
                                         troughs are expected to be reached sometime in the first
                                         half of this year.

                                         WHAT ARE SOME EXAMPLES OF STOCKS HELD BY THE FUND THAT
                                         PERFORMED PARTICULARLY WELL?+
                                         The Fund's bottom-up investment strategy emphasizes growth stocks; some that performed strongly were telecommunications firms
                                         +Portfolio holdings are subject to change and may not be
                                         representative of current holdings.

Nations
International Growth
Fund Portfolio Manager Commentary continued...

                                         such as Telstra Corporation Ltd., Securicor plc and the
                                         engineering company, Mannesmann AG, which has diversified
                                         into telecommunications. Results in the financial sector
                                         were mixed, but Fund holdings such as Colonial Ltd., Bank of
                                         Scotland and Bank of Ireland ord. turned in notable
                                         outperformances. Select growth stocks such as WPP Group plc
                                         (advertising), L'Oreal (cosmetics) and Wolters Kluwer CVA
                                         (publishing) also advanced strongly.

                                         WHAT IMPACT DID CURRENCY HAVE ON THE FUND'S PERFORMANCE?
                                         The biggest currency related impact to Fund performance was a strong yen which helped the Fund. However, the dramatic
                                         weakening of the euro over the past few months has offset
                                         much of the benefit the Fund derived from yen strength.

                                         WHAT IS YOUR INTERNATIONAL ECONOMIC AND MARKET OUTLOOK FOR
                                         THE YEAR AHEAD?
                                         Earnings growth in Continental Europe should be about 5%
                                         this year and flat to negative in the U.K. However, towards the end of the year, we believe that earnings expectations in the U.K. will begin to recover and our initial earnings estimate for next year is 10%. In Japan, we expect very weak economic growth and no significant rebound in corporate
                                         profits. In the rest of the Pacific region, we expect
                                         further evidence of a bottoming out during 1999, but believe the prospects for renewed growth in 2000 are reasonably
                                         strong.

We continue to believe that              WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THIS
significant investment                   MARKET?
opportunities will be found in           We continue to believe that significant investment
Continental Europe and the U.K.          opportunities will be found in Continental Europe and the
over the coming 12 months.               U.K. over the coming 12 months. While European markets
                                         disappointed relative to the U.S. over the past year, they are likely to be supported over the coming 12-month period by several factors that will not necessarily pertain to the
                                         U.S. These include reasonable prospects for a profits
                                         recovery reflecting a growth rebound, neutral to favorable valuations for bonds and stocks and the probability of more interest rate cuts. Furthermore, merger and acquisition
                                         activity and restructuring across many sectors such as
                                         telecommunications, banking and insurance should support
                                         prices as well as offer interesting investment
                                         opportunities. In Japan, a recovery would require fast
                                         economic growth and an end to deflation.

Nations
International Growth
Fund Portfolio Manager Commentary continued...

                                         HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THESE
                                         ANTICIPATED DEVELOPMENTS?
                                         We will continue to emphasize growth stocks, particularly in
                                         Europe where we believe the background is most supportive of equities. At a sector level, we are focusing on growth areas such as telecommunications and technology. We will also
                                         maintain the Fund's exposure to financials with strong
                                         balance sheets and well-focused business development
                                         strategies. Elsewhere, we may expand the Fund's list of
                                         Japanese holdings where opportunities arise.

Nations
International Growth
Fund
   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

                                                                            TOP TEN HOLDINGS
                                                                            -------------------------------------------
                                                                              1  Telecom Italia Spa                3.6%
                                                                            -------------------------------------------
                                                                              2  Gas Natural SDG SA                3.4%
 3.8%   Sweden                                                              -------------------------------------------
 6.4%   Ireland                                                               3  Bank of Scotland                  3.2%
 6.4%   Australia                                                           -------------------------------------------
 6.8%   Netherlands                                                           4  L'Oreal                           3.1%
 7.3%   Spain                                                               -------------------------------------------
 7.5%   Germany                                                               5  Matsushita Electric Industrial
10.9%   France                                                                   Company                           2.8%
11.8%   Japan                                                               -------------------------------------------
22.1%   United Kingdom                                                        6  Smithkline Beecham Ord.           2.8%
17.0%   Other                                                               -------------------------------------------
                                                                              7  Bank of Ireland Ord.              2.7%
                                                                            -------------------------------------------
                                                                              8  WPP Group plc                     2.5%
                                                                            -------------------------------------------
                                                                              9  CRH plc                           2.5%
                                                                            -------------------------------------------
                                                                             10  Mannesmann AG                     2.5%
                                                                            -------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations
International Growth
Fund Performance

   GROWTH OF $10,000 INVESTMENT
[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                                                     MSCI              LIPPER|INTERNATIONAL|FUNDS
                                            INTERNATIONAL|GROWTH|$21,039      EAFE|INDEX|$17,865            UNIVERSE|$22,857
                                            ----------------------------      ------------------       --------------------------
Mar. 31|1989                                            9425                         10000                       10000
                                                        9766                         10000                       10000
                                                        9714                          9389                        9984
                                                       11186                         10558                       11307
'1989'                                                 11592                         11043                       11795
                                                       10833                          8865                       11198
                                                       11964                          9720                       12111
                                                        9364                          7666                        9995
'1990'                                                  9880                          8481                       10495
                                                       11192                          9118                       11269
                                                       10863                          8628                       10904
                                                       11325                          9375                       11703
'1991'                                                 11047                          9540                       11908
                                                       11030                          8415                       11574
                                                       11533                          8601                       12089
                                                       10706                          8740                       11534
'1992'                                                 10669                          8410                       11383
                                                       11444                          9426                       12364
                                                       11732                         10382                       12985
                                                       12624                         11078                       14123
'1993'                                                 13710                         11181                       15457
                                                       13847                         11579                       15343
                                                       13829                         12178                       15507
                                                       14411                         12198                       15999
'1994'                                                 13672                         12082                       15371
                                                       13513                         12316                       15139
                                                       14354                         12416                       15774
                                                       15248                         12944                       16542
'1995'                                                 15548                         13478                       16883
                                                       16336                         13879                       17639
                                                       17145                         14109                       18283
                                                       17008                         14102                       18204
'1996'                                                 17243                         14338                       18947
                                                       17313                         14123                       19167
                                                       19268                         15967                       21306
                                                       19025                         15865                       21600
'1997'                                                 17566                         14632                       19945
                                                       19869                         16796                       22871
                                                       20395                         16986                       23040
                                                       17405                         14582                       19328
'1998'                                                 21054                         17608                       22510
Mar. 31|1999                                           21039                         17865                       22857

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                     MSCI              LIPPER|INTERNATIONAL|FUNDS
                                            INTERNATIONAL|GROWTH|$22,322      EAFE|INDEX|$17,865            UNIVERSE|$22,857
                                            ----------------------------      ------------------       --------------------------
Mar. 31|1989                                           10000                         10000                       10000
                                                       10362                         10000                       10000
                                                       10307                          9389                        9984
                                                       11869                         10558                       11307
'1989'                                                 12299                         11043                       11795
                                                       11494                          8865                       11198
                                                       12694                          9720                       12111
                                                        9935                          7666                        9995
'1990'                                                 10483                          8481                       10495
                                                       11875                          9118                       11269
                                                       11526                          8628                       10904
                                                       12016                          9375                       11703
'1991'                                                 11721                          9540                       11908
                                                       11703                          8415                       11574
                                                       12236                          8601                       12089
                                                       11359                          8740                       11534
'1992'                                                 11320                          8410                       11383
                                                       12142                          9426                       12364
                                                       12448                         10382                       12985
                                                       13394                         11078                       14123
'1993'                                                 14546                         11181                       15457
                                                       14691                         11579                       15343
                                                       14672                         12178                       15507
                                                       15290                         12198                       15999
'1994'                                                 14506                         12082                       15371
                                                       14337                         12316                       15139
                                                       15229                         12416                       15774
                                                       16178                         12944                       16542
'1995'                                                 16497                         13478                       16883
                                                       17333                         13879                       17639
                                                       18191                         14109                       18283
                                                       18046                         14102                       18204
'1996'                                                 18295                         14338                       18947
                                                       18370                         14123                       19167
                                                       20444                         15967                       21306
                                                       20186                         15865                       21600
'1997'                                                 18638                         14632                       19945
                                                       21081                         16796                       22871
                                                       21640                         16986                       23040
                                                       18467                         14582                       19328
'1998'                                                 22338                         17608                       22510
Mar. 31|1999                                           22322                         17865                       22857

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                    10-Year        NAV**    MOP*
                                                    (3/31/89 through
                                                     3/31/99)    7.97%     7.33%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations
                                                    International Growth Fund
                                                    over the last 10 years. The
                                                    Morgan Stanley Capital
                                                    International Europe,
                                                    Australasia and Far East
                                                    (MSCI EAFE) Index is an
                                                    unmanaged,
                                                    capitalization-weighted
                                                    index that tracks stocks
                                                    traded on 20 exchanges in
                                                    Europe, Australia and the
                                                    Far East. Funds included in
                                                    the Lipper International
                                                    Funds Universe invest their
                                                    assets in securities with
                                                    primary trading markets
                                                    outside of the U.S. It is
                                                    not possible to invest in
                                                    the Index or Lipper
                                                    Universe. The performance of
                                                    Primary A, Investor B and
                                                    Investor C Shares may vary
                                                    based on the differences in
                                                    sales loads and fees paid by
                                                    the shareholders investing
                                                    in each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                                   Investor A          Investor B            Investor C
                                                   Primary A     NAV       MOP       NAV      CDSC***      NAV       CDSC
Inception Date                                      7/26/93     1/2/68    1/2/68    7/1/96    7/1/96     9/19/97    9/19/97
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                   6.16%      5.89%     -0.18%    5.11%     1.18%       5.56%      4.76%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                              9.04%      8.79%     6.67%       --        --         --         --
5 YEARS                                              8.99%      8.72%     7.44%       --        --         --         --
10 YEARS                                              --        7.97%     7.33%       --        --         --         --
SINCE INCEPTION                                     10.85%      11.58%    11.37%    6.85%     6.01%       8.43%      8.43%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

Nations
Emerging Markets
Fund Portfolio Manager Commentary*

                                         In the following interview, Mr. Ehrmann shares his views on
                                         Nations Emerging Markets Fund's performance for the 12-month period ended March 31, 1999, and his outlook for the future.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
Philip Ehrmann is Principal
Portfolio Manager of Nations             The Fund invests in growth opportunities in emerging market
Emerging Markets Fund and is the         equities. We believe this is best accomplished by
Head of the Emerging Markets Team        identifying companies whose rates of earnings growth will
for Gartmore Global Partners,            exceed market expectations. Sources of unexpected growth may
investment sub-adviser to the            include strong national or regional franchises, strategies,
Fund.                                    management or the ability to finance business objectives.
                                         The markets in which the Fund invests are generally those
INVESTMENT OBJECTIVE                     where economic and political conditions provide an
The Fund seeks long-term capital         acceptable level of risk, and at a macro-economic level,
growth by investing primarily in         will attract rising expectations of growth.
equity securities of companies in
emerging market countries, such as       PLEASE COMMENT ON FUND PERFORMANCE FOR THE PERIOD.***
those in Latin America, Eastern
Europe, the Pacific Basin, the Far       Nations Emerging Markets Fund Investor A Shares returned
East, Africa and India.                  -22.90%, outperforming its peer group, the Lipper Emerging
                                         Markets Funds Universe which returned -23.45%.
PERFORMANCE REVIEW
For the 12-month period ended            WHAT WERE ECONOMIC AND MARKET CONDITIONS IN EMERGING MARKETS
March 31, 1999, Nations Emerging         LIKE DURING THE REPORTING PERIOD?
Markets Fund Investor A Shares
returned -22.90%.**                      Emerging markets had another difficult year over the 12
                                         months ended March 31, 1999, but proved remarkably resilient nevertheless. The period was highlighted by the Russian
                                         ruble crisis in August which sent shock waves through equity markets across the globe.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return. The performance shown does not reflect the maximum front-end sales charge of 5.75% which may be charged on purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           ***Lipper Inc. is an independent mutual fund performance monitor. Funds included in the Lipper Emerging Markets Funds Universe seek long-term capital appreciation by investing at least 65% of their total assets in emerging market (defined by a country's GNP per capita) equity securities.

                           Source for all statistical data -- Gartmore Global Partners.

                           INVESTMENTS IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Emerging Markets
Fund Portfolio Manager Commentary continued...

                                         The markets of Latin America and emerging Europe were
                                         particularly hard hit because of the attention drawn by the
                                         Russian experience to the problem of risk elsewhere.
                                         However, Asian markets withstood the worst effects of the
                                         downdraft in one of the first signs that the region was
                                         finally beginning to stabilize. Moreover, the effects of the
                                         Russian debacle were not lasting, as Latin America and
                                         emerging European markets registered gains from their low
                                         points in the September-October period.
                                         The many bright spots in emerging markets over the past year demonstrated that a fiasco in one need not have a lasting
                                         effect on the others. Thus, Mexico's equity market was
                                         buoyant on the back of Gross Domestic Product (the market
                                         value of the goods and services produced) growth and trade with a strong U.S. economy. Brazil suffered in the build-up to the devaluation of their currency, the real, in January, but quickly bounced back as concerns about the currency and slowing growth gave way to optimism over more promising
                                         developments. These included progress on fiscal reform, a
                                         new International Monetary Fund program, and a declaration by the speculator George Soros that the Brazilian currency was now grossly undervalued.
                                         Elsewhere, Greece proved exceptionally strong, helped both by the continuing theme of euro-convergence, booming
                                         domestic corporate activity and global strength in
                                         telecommunications, a sector well represented within the
                                         Greek stock market. Within Asia, Hong Kong successfully
                                         fought off currency speculators while Taiwan benefited from a strong technology sector and Korean equities showed signs of an early recovery. More generally encouraging in the
                                         Asian emerging markets, particularly in Korea, were signs of corporate restructuring and an improving macroeconomic
                                         climate.

                                         WHAT ARE SOME EXAMPLES OF STOCKS HELD BY THE FUND THAT
                                         PERFORMED PARTICULARLY WELL?+
                                         Among the Fund's best performing individual stocks were
                                         National Bank of Greece SA, Alpha Credit Bank (Greece) and
                                         OTE (Greek telecommunications). Also rising strongly were
                                         Samsung Electronics Ltd. (Korea), SK Telecom Company Ltd.
                                         (Korea) and Grupo Carso Global Telecom SA (Mexico).

                                         +Portfolio holdings are subject to change and may not be
                                         representative of current holdings.

Nations
Emerging Markets
Fund Portfolio Manager Commentary continued...

We have become more optimistic on        WHAT IS YOUR ECONOMIC AND MARKET OUTLOOK FOR THE EMERGING
prospects for the developing             MARKETS IN THE YEAR AHEAD?
markets in the Pacific Rim,              We have become more optimistic on prospects for the
particularly in Korea and Taiwan.        developing markets in the Pacific Rim, particularly in Korea and Taiwan. At a macroeconomic level, interest rates are
                                         declining, inflation is starting to come down and currencies appear to have stabilized. Furthermore, restructuring
                                         activity, the resurgence of the technology sector and
                                         renewed signs of foreign investment in low cost
                                         manufacturing in the region are also promising signs. In
                                         Latin America, the impact of tight monetary and fiscal
                                         policies will tend to dampen growth in the region, but we
                                         believe the worst is past. Brazil, the region's economic
                                         engine, should move into a recovery stage later in the year.
                                         The Mexican economy should continue to prosper on the back of U.S. economic strength and improvements in oil prices.
                                         Elsewhere, some emerging markets in Eastern Europe are well placed to offer reasonable returns, given the continuing
                                         likelihood of convergence with Western Europe. Greece will continue to be a direct beneficiary of European Monetary
                                         Union-related convergence. In South Africa, we will be
                                         watching for signs of sustained improvement in the
                                         macroeconomic environment and further restructuring
                                         activity.

                                         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THIS
                                         MARKET?
                                         We believe that restructuring stories and sector plays such as telecommunications and technology will offer interesting investment opportunities in regions where growth prospects appear to be recovering and sustainable.

                                         HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THESE
                                         ANTICIPATED DEVELOPMENTS?
                                         We are placing greater emphasis on Asian markets than a year ago, with particular emphasis on Korea and Taiwan. Within
                                         these markets we will focus on technology stocks, using our global sector analysts to identify sector trends and
                                         companies most likely to benefit. Within Latin America,
                                         initial emphasis will be placed on Mexico, although we will be watching commodity prices closely to determine their
                                         effect on other markets (such as oil rich Venezuela) and
                                         make investment decisions accordingly. In addition, the
                                         situation in Brazil will be closely monitored and further
                                         emphasis placed on that market as conditions warrant. Within emerging Europe, emphasis will continue to be placed on
                                         Greece, Hungary and Poland.

Nations
Emerging Markets
Fund
   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

16.8%  Other_______________________                                         TOP TEN HOLDINGS
 3.6%  Hungary________________________                                      -------------------------------------------
 5.9%  South Africa_____________________                                      1  Grupo Carso Global Telecom SA,
 7.9%  South Korea________________________                                       ADR                               4.4%
 7.9%  Taiwan_______________________________                                -------------------------------------------
 9.3%  Greece_________________________________                                2  Samsung Electronics Ltd.          3.2%
 9.8%  Brazil___________________________                                    -------------------------------------------
10.1%  Hong Kong_______________________                                       3  HSBC Holdings plc                 2.9%
13.5%  Mexico______________                                                 -------------------------------------------
15.2%  United States________________                                          4  Hutchison Whampoa Ltd.            2.7%
                                                                            -------------------------------------------
                                                                              5  Alpha Credit Bank                 2.6%
                                                                            -------------------------------------------
                                                                              6  Taiwan Semiconductor SP, ADS      2.4%
                                                                            -------------------------------------------
                                                                              7  Siliconware Precision Company,
                                                                                 GDR                               2.4%
                                                                            -------------------------------------------
                                                                              8  SK Telecom Company Ltd., ADR      2.3%
                                                                            -------------------------------------------
                                                                              9  Hellenic Telecommunication
                                                                                 Organization SA                   2.2%
                                                                            -------------------------------------------
                                                                             10  LG Electronics, Inc.              2.0%
                                                                            -------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES AND
                                                                            SECURITIES IN WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

Nations
Emerging Markets
Fund Performance

   GROWTH OF $10,000 INVESTMENT
[INVESTOR A SHARES AT MOP RETURN CHART]

                                                     EMERGING|MARKETS|$7,828    IFC|INVESTABLES|INDEX|$7,949
                                                     -----------------------    ----------------------------
June 30|1995                                                   9425                        10000
                                                               9302                         9966
'1995'                                                         9209                         9874
                                                               9727                        10620
                                                              10120                        11074
                                                               9780                        10825
'1996'                                                         9992                        10797
                                                              10870                        11826
                                                              11901                        12539
                                                              11545                        11408
'1997'                                                         9672                         9201
                                                              10153                         9855
                                                               8176                         7764
                                                               6193                         6079
'1998'                                                         7180                         7176
Mar. 31|1999                                                   7828                         7949

                                                    LIPPER|EMERGING|MARKETS|FUNDS|UNIVERSE|$8,665
                                                    ---------------------------------------------
June 30|1995                                                            10000
                                                                        10123
'1995'                                                                   9824
                                                                        10617
                                                                        11246
                                                                        10936
'1996'                                                                  11099
                                                                        12175
                                                                        13468
                                                                        13131
'1997'                                                                  10950
                                                                        11540
                                                                         9267
                                                                         7089
'1998'                                                                   8035
Mar. 31|1999                                                             8665

[INVESTOR A SHARES AT NAV RETURN CHART]

                                                    NATIONS|EMERGING|MARKETS|$8,306   IFC|INVESTABLES|INDEX|$7,949
                                                    -------------------------------   ----------------------------
June 30|1995                                                     10000                           10000
                                                                  9870                            9966
'1995'                                                            9770                            9874
                                                                 10320                           10620
                                                                 10737                           11074
                                                                 10377                           10825
'1996'                                                           10602                           10797
                                                                 11534                           11826
                                                                 12627                           12539
                                                                 12249                           11408
'1997'                                                           10263                            9201
                                                                 10773                            9855
                                                                  8675                            7764
                                                                  6571                            6079
'1998'                                                            7618                            7176
Mar. 31|1999                                                      8306                            7949

                                                    LIPPER|EMERGING|MARKETS|FUNDS|UNIVERSE|$8,665
                                                    ---------------------------------------------
June 30|1995                                                            10000
                                                                        10123
'1995'                                                                   9824
                                                                        10617
                                                                        11246
                                                                        10936
'1996'                                                                  11099
                                                                        12175
                                                                        13468
                                                                        13131
'1997'                                                                  10950
                                                                        11540
                                                                         9267
                                                                         7089
'1998'                                                                   8035
Mar. 31|1999                                                             8665

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                    Since
                                                    Inception       NAV**   MOP*
                                                    (6/30/95 through
                                                     3/3/99)     -4.83%   -6.32%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Emerging
                                                    Markets Fund from the
                                                    inception of the shareclass.
                                                    The IFC Investables Index is
                                                    an unmanaged, capitalization
                                                    weighted index that tracks
                                                    more than 1,400 stocks in 25
                                                    emerging markets in Asia,
                                                    Latin America, Eastern
                                                    Europe, Africa and the
                                                    Middle East. Funds included
                                                    in the Lipper Emerging
                                                    Markets Funds Universe seek
                                                    long-term capital
                                                    appreciation by investing at
                                                    least 65% of their total
                                                    assets in emerging markets
                                                    (defined by a country's GNP
                                                    per capita) equity
                                                    securities. It is not
                                                    possible to invest in the
                                                    Index or Lipper Universe.
                                                    The performance of Primary
                                                    A, Investor B and Investor C
                                                    Shares may vary based on the
                                                    differences in sales loads
                                                    and fees paid by the
                                                    shareholders investing in
                                                    each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                               Investor A        Investor B         Investor C
                                                 Primary A    NAV      MOP      NAV    CDSC***     NAV     CDSC
Inception Date                                    6/30/95   6/30/95  6/30/95  6/30/95  6/30/95   6/30/95  6/30/95
---------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                -22.60%   -22.90%  -27.31%  -23.42%  -27.23%   -23.37%  -24.13%
---------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                           -6.73%    -6.99%   -8.81%   -7.65%   -8.58%    -7.48%   -7.48%
SINCE INCEPTION                                   -4.57%    -4.83%   -6.32%   -5.52%   -6.28%    -5.35%   -5.35%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS FUNDS
Nations International Value Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

                                                            VALUE
 SHARES                                                     (000)
-------------------------------------------------------------------
            COMMON STOCKS -- 98.8%
            ARGENTINA -- 2.7%
  129,250   YPF SA, ADR................................    $  4,080
                                                           --------
            AUSTRIA -- 0.4%
   24,860   EVN AG, ADR................................         647
                                                           --------
            BRAZIL -- 6.8%
  165,000   Banco Bradesco SA, ADR.....................         890
  271,050   Centrais Eletricas Brasileiras SA, ADR
            (Electrobas)...............................       2,639
   20,575   Centrais Geradoras do Sul do Brasil SA++...          83
  179,400   Compania Cervejaria Brahma, ADR............       1,671
    8,800   Embratel Participacoes SA, ADR++...........         147
  212,000   Petroleo Brasileiro SA.....................       2,953
      880   Tele Celular Sul Participacoes SA, ADR.....          17
    2,933   Tele Centro Oeste Celular Participacoes SA,
            ADR........................................          11
    1,760   Tele Centro Sul Participacoes SA, ADR++....          81
      176   Tele Leste Celular Participacoes SA, ADR...           6
      440   Tele Nordeste Celular Participacoes SA,
            ADR........................................          10
      176   Tele Norte Celular Participacoes SA, ADR...           5
    8,800   Tele Norte Leste Participacoes SA, ADR++...         135
   18,000   Telebras, ADR Pfd. Block...................       1,451
      440   Telemig Celular Participacoes SA, ADR++....          12
    3,520   Telesp Celular Participacoes SA, ADR.......          74
    8,800   Telesp Participacoes SA, ADR...............         182
                                                           --------
                                                             10,367
                                                           --------
            DENMARK -- 2.2%
   31,410   Den Danske Bank, ADR.......................       3,300
                                                           --------
            FRANCE -- 7.5%
  153,000   Alcatel SA, ADR............................       3,490
   53,600   Elf Aquitaine, ADR.........................       3,608
   36,000   Michelin "B"...............................       1,615
   75,900   PSA Peugeot Citroen, ADR...................       2,729
                                                           --------
                                                             11,442
                                                           --------
            GERMANY -- 5.7%
   57,000   BASF AG....................................       2,086
  163,600   Deutsche Telekom AG........................       6,666
                                                           --------
                                                              8,752
                                                           --------
            HONG KONG -- 9.0%
  999,000   Citic Pacific Ltd. ........................       2,101
  186,000   Hutchison Whampoa Ltd., ADR................       7,320
  950,500   Swire Pacific Ltd. "A", ADR................       4,416
                                                           --------
                                                             13,837
                                                           --------
            ITALY -- 6.1%
   39,400   ENI Spa....................................       2,487
   65,610   Telecom Italia Spa.........................       6,847
                                                           --------
                                                              9,334
                                                           --------
            JAPAN -- 19.5%
   63,100   Canon, Inc. ...............................       1,507
  109,000   Hitachi Ltd., ADR..........................       7,930

-------------------------------------------------------------------
                                                            VALUE
 SHARES                                                     (000)
            JAPAN -- (CONTINUED)
  304,000   Komatsu Ltd. ..............................    $  1,563
   79,100   Kyocera Corporation, ADR...................       4,163
   17,900   Matsushita Electric Industrial Company
             Ltd., ADR.................................       3,461
1,213,000   Mitsubishi Heavy Industries Ltd. ..........       5,480
  282,000   Nippon Oil Company Ltd. ...................       1,102
   81,200   Tokio Marine & Fire Insurance Company Ltd.,
            ADR........................................       4,558
                                                           --------
                                                             29,764
                                                           --------
            MEXICO -- 3.1%
   73,525   Telefonos de Mexico, ADR...................       4,816
                                                           --------
            NETHERLANDS -- 4.2%
   75,280   ING Groep NV, ADR..........................       4,136
   55,790   Royal KPN NV, ADR..........................       2,214
                                                           --------
                                                              6,350
                                                           --------
            SINGAPORE -- 3.3%
  136,430   Development Bank of Singapore Ltd.,
             ADR.......................................       4,136
  283,900   Jardine Matheson Holdings Ltd., ADR........         857
                                                           --------
                                                              4,993
                                                           --------
            SOUTH AFRICA -- 3.4%
  212,000   De Beers Consolidated Mines Ltd., ADR......       4,015
  131,700   Iscor Ltd., ADR............................         328
  100,600   South African Breweries plc................         872
                                                           --------
                                                              5,215
                                                           --------
            SOUTH KOREA -- 1.6%
  144,000   Korea Electric Power Corporation, ADR......       1,827
   36,900   Pohang Iron and Steel Company Ltd.,
             ADR.......................................         660
                                                           --------
                                                              2,487
                                                           --------
            SPAIN -- 0.7%
   23,400   Corporacion Bancaria de Espana SA, ADR
            (Argentina)................................       1,129
                                                           --------
            SWITZERLAND -- 2.1%
   61,000   Allied Zurich plc++........................       1,645
    4,200   Swisscom AG++..............................       1,640
                                                           --------
                                                              3,285
                                                           --------
            UNITED KINGDOM -- 19.2%
   91,000   BOC Group plc..............................       1,269
   75,200   British American Tobacco plc, ADR..........       1,344
  132,500   British Steel plc, ADR.....................       2,675
  437,360   BTR Siebe ADR..............................       3,894
  166,140   Coats Viyella plc, ADR.....................         354
  135,451   Diageo plc, ADR............................       6,197
   21,100   HSBC Holdings plc, ADR.....................       6,615
   45,200   Imperial Chemical Industries plc, ADR......       1,619
   79,700   Marks & Spencer plc, ADR...................       3,123

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Value Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

                                                           VALUE
 SHARES                                                    (000)
------------------------------------------------------------------
            COMMON STOCKS -- (CONTINUED)
            UNITED KINGDOM -- (CONTINUED)
  184,000   Royal & Sun Alliance Insurance Group
            plc.......................................    $  1,736
   20,000   Tate & Lyle plc, ADR......................         535
                                                          --------
                                                            29,361
                                                          --------
            VENEZUELA -- 1.3%
  113,200   Cia Anonima Nacional Telefonos de
             Venezuela, ADR (CANTV)...................       2,059
                                                          --------
            TOTAL COMMON STOCKS
             (Cost $146,465)..........................     151,218
                                                          --------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 23.9%
            (Cost $36,495)
   36,495   Nations Cash Reserves#......................      36,495
                                                            --------
            TOTAL INVESTMENTS
            (Cost $182,960*).....................  122.7%    187,713
                                                            --------
            OTHER ASSETS AND LIABILITIES (NET)...  (22.7)%
            Cash........................................    $      1
            Receivable for Fund shares sold.............         262
            Dividends receivable........................         733
            Interest receivable.........................          28
            Prepaid expenses and other assets...........         161
            Collateral on securities loaned.............     (34,212)
            Payable for Fund shares redeemed............      (1,496)
            Investment advisory fee payable.............        (143)
            Administration fee payable..................         (23)
            Shareholder servicing and distribution fees
             payable....................................         (16)
            Accrued Directors' fees and expenses........          (8)
            Accrued expenses and other liabilities......         (16)
                                                            --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....     (34,729)
                                                            --------
            NET ASSETS...........................  100.0%   $152,984
                                                            ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........    $    286
            Accumulated net realized gain on investments
             sold, foreign currencies and net other
             assets.....................................       2,327
            Net unrealized appreciation of investments,
             foreign currencies and net other assets....       4,753
            Paid-in capital.............................     145,618
                                                            --------
            NET ASSETS..................................    $152,984
                                                            ========

                                                             VALUE
                                                             (000)
--------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($142,546,371/9,864,761
             shares outstanding)........................
                                                              $14.45
                                                            ========
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($5,959,871/412,905 shares
             outstanding)...............................
                                                              $14.43
                                                            ========
            Maximum sales charge........................       5.75%
            Maximum offering price per share............      $15.31

            INVESTOR B SHARES:
            Net asset value and offering price per
             share+ ($4,295,572/298,391 shares
             outstanding)...............................
                                                              $14.40
                                                            ========
            INVESTOR C SHARES:
            Net asset value and offering price per
             share+ ($181,813/12,614 shares
             outstanding)...............................
                                                              $14.41
                                                            ========

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $17,169 and gross depreciation of $12,416 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $182,960.

 ++ Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc. Represents cash collateral received from securities lending activity (Note
   8).

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Value Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

At March 31, 1999, sector diversification was as follows (unaudited):

                                                              % OF NET     VALUE
                   SECTOR DIVERSIFICATION                      ASSETS      (000)
----------------------------------------------------------------------------------
Telecommunications..........................................    18.0%      $27,502
Banking.....................................................    10.5        16,070
Oil and Gas.................................................     8.6        13,128
Electronics.................................................     6.7        10,263
Beverages...................................................     5.7         8,740
Insurance...................................................     5.2         7,939
Electrical Equipment........................................     5.2         7,930
Investment Companies/Trusts.................................     4.8         7,320
Miscellaneous...............................................     4.3         6,517
Aerospace and Defense.......................................     3.6         5,480
Financial Services..........................................     2.7         4,136
Mining......................................................     2.6         4,015
Manufacturing...............................................     2.5         3,894
Retail -- Department Stores.................................     2.0         3,123
Steel.......................................................     2.0         3,003
Chemicals -- Basic..........................................     1.9         2,888
Automobiles.................................................     1.8         2,729
Commercial Services.........................................     1.4         2,214
Chemicals -- Diversified....................................     1.4         2,086
Utilities -- Electric.......................................     1.2         1,910
Other.......................................................     6.7        10,331
                                                               -----      --------
TOTAL COMMON STOCKS.........................................    98.8       151,218
INVESTMENT COMPANIES........................................    23.9        36,495
                                                               -----      --------
TOTAL INVESTMENTS...........................................   122.7%      187,713
OTHER ASSETS AND LIABILITIES (NET)..........................  (22.7)       (34,729)
                                                               -----      --------
NET ASSETS..................................................   100.0%     $152,984
                                                               =====      ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Equity Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

                                                           VALUE
  SHARES                                                   (000)
------------------------------------------------------------------
              COMMON STOCKS -- 95.4%
              ARGENTINA -- 0.4%
    357,000   Perez Companc, ADR......................    $  3,347
                                                          --------
              AUSTRALIA -- 2.7%
     67,791   AMP Ltd. ...............................         739
    188,000   Broken Hill Proprietary Company
               Ltd.++.................................       1,597
    960,000   Cable and Wireless Optus Ltd.++.........       2,225
    123,000   Commonwealth Bank of Australia..........       2,011
    670,000   Foster's Brewing Group ord.++...........       1,964
    200,000   National Australia Bank Ltd. ord........       3,618
    499,887   News Corporation Ltd. ..................       3,684
    138,000   Telstra Corporation Ltd. ...............         719
     46,700   Telstra Corporation Ltd. Rep 20 Ord.
               NPV....................................       4,927
                                                          --------
                                                            21,484
                                                          --------
              BELGIUM -- 1.0%
    140,000   Global Telesystems Group Inc.++.........       7,831
                                                          --------
              BRAZIL -- 1.9%
    158,400   Cemig CIA Energ, ADR....................       3,524
    162,000   Companhia Vale do Rio Doce, ADR.........       2,349
    132,000   Embratel Participacoes SA, ADR++........       2,203
     46,000   Tele Centro Sul Participacoes SA,
               ADR++..................................       2,125
    167,000   Tele Norte Leste Participacoes SA,
               ADR++..................................       2,568
     95,000   Telesp Participacoes SA, ADR............       1,959
                                                          --------
                                                            14,728
                                                          --------
              CANADA -- 0.9%
     47,200   Magna International Inc., Class A, Sub
               Voting Com NPV.........................       2,714
     72,000   Northern Telecom Ltd. Com NPV...........       4,474
                                                          --------
                                                             7,188
                                                          --------
              CHILE -- 0.4%
     50,000   Cia Telecomunicaciones de Chile SA,
               ADR....................................       1,178
     85,000   Enersis SA, ADR.........................       2,279
                                                          --------
                                                             3,457
                                                          --------
              DENMARK -- 0.5%
     36,000   Tele Danmark A/S........................       3,566
                                                          --------
              FINLAND -- 1.8%
     88,000   Nokia AB "A"............................      14,164
                                                          --------
              FRANCE -- 9.6%
     35,000   AXA.....................................       4,640
     20,000   Bouygues (Bouy.Pa)......................       5,549
     25,000   Cap Gemini SA...........................       4,186
     41,000   Castorama Dubois Investisse.............       8,587
     36,000   Compagnie De Saint-Gobain...............       5,713
     35,000   Elf Aquitaine "A".......................       4,753
     90,000   Rhone Poulenc SA........................       4,071
     26,000   Sanofi SA...............................       4,379
     65,000   Societe Generale........................      12,491

------------------------------------------------------------------
                                                           VALUE
  SHARES                                                   (000)
              FRANCE -- (CONTINUED)
     60,000   Suez Lyonnaise des Eaux-Dumez...........    $ 11,102
     39,000   Vivendi.................................       9,595
                                                          --------
                                                            75,066
                                                          --------
              GERMANY -- 5.7%
     30,000   Allianz AG NPV..........................       9,133
      6,000   Bayer Motoren Werk AG...................       3,932
     60,000   Bayerische Hypo Vereinsbank AG NPV......       3,588
     69,685   Daimler Chrysler AG.....................       6,063
    130,000   Deutsche Telekom AG.....................       5,298
    110,000   Fresenius Medical Care..................       6,650
     80,000   Mannesmann AG...........................      10,217
                                                          --------
                                                            44,881
                                                          --------
              GREECE -- 0.7%
    220,005   Hellenic Telecommunication Organization
               SA.....................................       5,335
                                                          --------
              HONG KONG -- 2.8%
    373,000   Cheung Kong Holdings Ltd. ..............       2,839
    640,000   China Telecom++.........................       1,065
    410,000   CLP Holdings Ltd. ......................       1,968
    149,000   Hang Seng Bank Ltd. ....................       1,370
  1,218,000   Hong Kong Telecommunications............       2,405
    131,000   HSBC Holdings plc.......................       4,108
    638,000   Hutchison Whampoa Ltd. .................       5,022
    344,000   Sun Hung Kai Properties.................       2,575
    209,000   Swire Pacific, Class A..................         971
                                                          --------
                                                            22,323
                                                          --------
              HUNGARY -- 0.1%
     28,600   Magyar Olaj-es Gazidari-SP GDS Ord.
               "A"....................................         611
                                                          --------
              IRELAND -- 2.2%
    450,001   Bank of Ireland Ord.....................       9,425
    110,000   Elan Corporation plc ADR++..............       7,673
                                                          --------
                                                            17,098
                                                          --------
              ITALY -- 3.9%
    400,000   ENI Spa.................................       2,548
    800,000   Telecom Italia Mobile...................       5,381
  1,400,000   Telecom Italia Spa......................      14,873
  1,400,000   Unicredito Italiano.....................       7,557
                                                          --------
                                                            30,359
                                                          --------
              JAPAN -- 14.3%
    931,000   Asahi Chemical Industry Co. Ltd. .......       5,447
    202,000   Bridgestone Corporation.................       5,151
    422,000   Dai-Ichi Kangyo Bank, Ltd. .............       2,815
    815,000   Daiwa Securities........................       4,370
    193,000   Fujitsi Ltd. ...........................       3,100
    102,000   Honda Motor Company.....................       4,608
     68,000   Ito-Yokado Company Ltd. ................       4,375
         96   Japan Telecom Company Ltd. .............       1,378
  1,223,000   Mitsui O.S.K. Lines, Ltd. ..............       2,520
     88,000   Namco Ltd. .............................       2,318
     35,400   Nichiei Company Ltd, (Kyoto)............       3,171
     18,300   Nidec Corporation.......................       2,256

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Equity Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

                                                           VALUE
  SHARES                                                   (000)
------------------------------------------------------------------
              COMMON STOCKS -- (CONTINUED)
              JAPAN -- (CONTINUED)
        888   Nippon Telegraph & Telephone............    $  8,698
     50,000   Rohm Company............................       5,974
     76,000   Secom Company Ltd. .....................       7,200
    187,000   Sharp Corporation.......................       1,974
     40,700   Sony Corporation........................       3,763
     76,300   Sony Music Entertainment Inc. ..........       5,766
    188,000   Taiyo Yuden Company, Ltd. ..............       2,437
    841,000   The Asahi Bank Ltd. ....................       4,438
    460,000   The Bank of Tokyo - Mitsubishi..........       6,339
    415,000   Tokyo Broadcasting System Inc. .........       5,274
    122,100   Tokyo Electric Power....................       2,629
    156,000   Toyota Motor Corporation................       4,518
     16,000   Trend Micro Inc.++......................       1,837
  1,276,000   Ube Industries, Ltd. ...................       2,457
     62,500   World Company, Ltd. ....................       3,351
    136,000   Yamanouchi Pharmaceutical...............       4,306
                                                          --------
                                                           112,470
                                                          --------
              MEXICO -- 2.3%
    187,999   Cifra SA, ADR++.........................       2,937
    551,000   Grupo Carso Global Telecom SA, ADR......       5,717
    496,000   Grupo Carso SA de C.V., ADR.............       4,092
     85,000   Grupo Televisa SA GDR++.................       2,667
    172,500   Panamerican Beverages, Inc. ............       3,030
                                                          --------
                                                            18,443
                                                          --------
              NETHERLANDS -- 4.9%
     60,000   Aegon NV................................       5,477
    280,000   Ahold NV................................      10,731
     75,000   Benckiser NV............................       4,206
    120,000   Heineken NV.............................       6,049
    125,000   Internationale Nederlanden Groep NV.....       6,889
    120,000   Koninklijke Kpn.........................       4,774
                                                          --------
                                                            38,126
                                                          --------
              NEW ZEALAND -- 0.2%
    448,000   Lion Nathan Ltd. .......................       1,123
    160,000   Telecom Corporation of New Zealand
               Ltd. ..................................         778
                                                          --------
                                                             1,901
                                                          --------
              PHILIPPINES -- 0.1%
    550,300   Ayala Corporation, Class B..............         167
     36,000   Philippine Long Distance Telephone
               Company................................         948
                                                          --------
                                                             1,115
                                                          --------
              PORTUGAL -- 2.2%
    290,000   Banco Commercial Portugues++............       8,766
    420,000   Electricidade De Portugal, SA...........       8,289
                                                          --------
                                                            17,055
                                                          --------
              SINGAPORE -- 1.0%
    289,000   Keppel Corporation Ltd. ................         779
    468,000   Overseas Union Bank.....................       1,652
    600,000   Sembcorp Industries Ltd.++..............         656
    147,000   Singapore Press Holdings Ltd. ..........       1,624
  1,080,000   Singapore Technologies Engineering
               Ltd. ..................................         975

------------------------------------------------------------------
                                                           VALUE
  SHARES                                                   (000)
              SINGAPORE -- (CONTINUED)
    588,000   Singapore Telecommunications............    $    837
    180,000   United Overseas Bank-Foreign............       1,125
                                                          --------
                                                             7,648
                                                          --------
              SOUTH AFRICA -- 0.1%
    482,000   Sanlam Ltd.++...........................         416
                                                          --------
              SOUTH KOREA -- 1.0%
     78,000   Housing and Commercial Bank Korea.......       1,557
     60,000   Korea Telecom Corporation++.............       2,034
     21,000   Samsung Electronics Ltd. ...............       1,626
     98,000   Shinhan Bank............................         795
    167,000   SK Telecom Company Ltd., ADR............       2,035
                                                          --------
                                                             8,047
                                                          --------
              SPAIN -- 2.7%
    290,000   Banco Bilbao Vizacayo...................       4,320
    140,000   Endessa SA..............................       3,534
    144,600   Telefonica SA...........................       6,133
    490,000   Union Electrica Fenosa SA...............       7,316
                                                          --------
                                                            21,303
                                                          --------
              SWEDEN -- 2.5%
    170,000   Astra AB "A"............................       3,897
    250,000   Atlas Copco AB, Series "B"..............       6,628
    160,000   Ericsson (L.M.) Telephone Company, Class
               B......................................       3,892
    210,000   Foreningssparbank "A"...................       4,942
                                                          --------
                                                            19,359
                                                          --------
              SWITZERLAND -- 6.5%
     50,000   Credit Suisse Group.....................       9,324
      8,100   Novartis AG.............................      13,140
        900   Roche Holding AG........................      10,976
     35,000   UBS AG..................................      10,996
     10,000   Zurich Allied AG........................       6,398
                                                          --------
                                                            50,834
                                                          --------
              TAIWAN -- 0.3%
     67,000   Advanced Semiconductor Engineering,
               GDR++..................................         913
    544,000   Siliconware Precision Industries
               Company++..............................       1,108
                                                          --------
                                                             2,021
                                                          --------
              THAILAND -- 0.2%
    138,000   Advanced Info Service++.................         999
  3,199,000   National Finance Public Company
               Ltd.++.................................         937
                                                          --------
                                                             1,936
                                                          --------
              UNITED KINGDOM -- 22.5%
    240,000   Abbey National plc......................       4,986
    220,000   Barclays plc............................       6,396
    705,700   BP Amoco plc............................      12,029
    670,000   British Aerospace plc...................       4,477
    500,000   British Energy plc......................       4,786
    685,000   British Telecommunications..............      11,179
    260,000   Colt Telecom Group plc++................       4,583

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Equity Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

                                                           VALUE
  SHARES                                                   (000)
------------------------------------------------------------------
              COMMON STOCKS -- (CONTINUED)
              UNITED KINGDOM -- (CONTINUED)
    530,000   Compass Group...........................    $  6,134
    260,000   EMAP plc................................       5,108
    670,000   GKN plc.................................      10,188
    460,000   Glaxo Wellcome plc......................      15,392
    400,000   Granada Group plc.......................       8,103
    800,000   J Sainsbury plc.........................       4,939
    720,000   Kingfisher plc..........................       9,077
    400,000   Legal & General Group plc...............       4,710
    760,000   Lloyds TSB Group plc....................      11,495
    420,000   Orange Ord.++...........................       5,905
    700,000   Shell Transport and Trading Company
               Ord....................................       4,709
    720,000   Smithkline Beecham Ord. ................      10,385
    950,000   Telewest Communications plc++...........       4,140
  1,600,000   Tesco plc...............................       4,281
  1,330,000   Unilever plc ord. ......................      12,355
    653,165   Vodafone Group plc ord. ................      12,136
                                                          --------
                                                           177,493
                                                          --------
              TOTAL COMMON STOCKS
               (Cost $653,019)........................     749,605
                                                          --------

  SHARES
   (000)
-----------
              INVESTMENT COMPANIES -- 17.3%
    135,717   Nations Cash Reserves #...................     135,717
                                                            --------
              TOTAL INVESTMENT COMPANIES
               (Cost $135,717)..........................     135,717
                                                            --------
              TOTAL INVESTMENTS
               (Cost $788,736*)..................  112.7%    885,322
                                                            --------
              OTHER ASSETS AND LIABILITIES
               (NET).............................  (12.7)%
              Cash......................................    $ 33,253
              Receivable for investment securities
               sold.....................................      41,686
              Receivable for Fund shares sold...........         458
              Dividends receivable......................       2,050
              Interest receivable.......................          13
              Prepaid expenses and other assets.........         268
              Collateral on securities loaned...........    (135,717)
              Payable for investment securities
               purchased................................     (35,561)
              Payable for Fund shares redeemed..........      (5,004)
              Investment advisory fee payable...........        (595)
              Administration fee payable................        (122)
              Shareholder servicing and distribution
               fees payable.............................         (51)
              Accrued Directors' fees and expenses......         (55)
              Accrued expenses and other liabilities....        (209)
                                                            --------
              TOTAL OTHER ASSETS AND
               LIABILITIES (NET)........................     (99,586)
                                                            --------
              NET ASSETS.........................  100.0%   $785,736
                                                            ========

                                                             VALUE
                                                             (000)
--------------------------------------------------------------------
              NET ASSETS CONSIST OF:
              Distributions in excess of net investment
               income...................................    $   (847)
              Accumulated net realized gain on
               investments sold, forward foreign
               currency contracts, foreign currencies
               and net other assets.....................      45,360
              Net unrealized appreciation of
               investments, forward foreign currency
               contracts, foreign currencies and net
               other assets.............................      96,491
              Paid-in capital...........................     644,732
                                                            --------
              NET ASSETS................................    $785,736
                                                            ========
              PRIMARY A SHARES:
              Net asset value, offering and redemption
               price per share ($743,860,566/52,688,781
               shares outstanding)......................
                                                              $14.12
                                                            ========
              INVESTOR A SHARES:
              Net asset value and redemption price per
               share ($12,785,145/915,428 shares
               outstanding).............................
                                                              $13.97
                                                            ========
              Maximum sales charge......................       5.75%
              Maximum offering price per share..........      $14.82

              INVESTOR B SHARES:
              Net asset value and offering price per
               share+ ($28,265,832/2,056,120 shares
               outstanding).............................
                                                              $13.75
                                                            ========
              INVESTOR C SHARES:
              Net asset value and offering price per
               share+ ($824,128/60,940 shares
               outstanding).............................
                                                              $13.52
                                                            ========

---------------
 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $121,040 and gross depreciation of $27,466 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $791,748.

 ++ Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc. Represents cash collateral received from securities lending activity (Note
   8).

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Equity Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

At March 31, 1999, sector diversification was as follows (unaudited):

                                                              % OF NET     VALUE
                   SECTOR DIVERSIFICATION                      ASSETS      (000)
----------------------------------------------------------------------------------
COMMON STOCKS:
Telecommunications..........................................    16.1%     $126,353
Banking.....................................................    14.1       110,826
Drugs.......................................................     8.9        70,148
Utilities -- Electric.......................................     4.4        34,325
Financial Services..........................................     3.7        29,071
Oil and Gas.................................................     3.6        27,997
Manufacturing...............................................     3.0        23,822
Insurance...................................................     2.8        21,964
Automobiles and Trucks......................................     2.4        19,121
Electronics.................................................     2.2        17,585
Machinery & Engineering.....................................     2.1        16,845
Media.......................................................     2.1        16,733
Food Processing.............................................     1.9        15,012
Utilities -- Telephone......................................     1.8        14,053
Automobile Parts Manufacturers..............................     1.6        12,902
Food Producers..............................................     1.6        12,355
Environmental...............................................     1.4        11,102
Beverages...................................................     1.4        11,043
Utilities -- Water..........................................     1.2         9,595
Other.......................................................    19.1       148,753
                                                               -----      --------
TOTAL COMMON STOCKS.........................................    95.4       749,605
INVESTMENT COMPANIES........................................    17.3       135,717
                                                               -----      --------
TOTAL INVESTMENTS...........................................   112.7       885,322
OTHER ASSETS AND LIABILITIES (NET)..........................  (12.7)       (99,586)
                                                               -----      --------
NET ASSETS..................................................   100.0%     $785,736
                                                               =====      ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Growth Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

                                                           VALUE
  SHARES                                                   (000)
------------------------------------------------------------------
             COMMON STOCKS -- 94.4%
             AUSTRALIA -- 6.4%
   150,000   AMP Ltd..................................    $  1,636
   250,000   Australia and New Zealand Banking Group
              Ltd.....................................       1,808
   500,000   Cable and Wireless Optus Ltd.++..........       1,159
   600,000   Colonial Ltd.............................       2,376
   400,000   News Corporation Ltd.....................       2,948
   350,000   Southern Pacific Petroleum NV++..........         686
    25,000   Telstra Corporation Ltd. Rep 20 Ord.
              NPV.....................................       2,638
                                                          --------
                                                            13,251
                                                          --------
             BRAZIL -- 1.2%
   161,000   Tele Norte Leste Participacoes SA,
              ADR++...................................       2,475
                                                          --------
             FRANCE -- 10.7%
    20,000   Accor SA.................................       4,966
    20,000   Equant NV++..............................       1,520
    10,000   L'Oreal..................................       6,326
     8,000   Promodes.................................       4,888
    20,000   Synthelabo...............................       4,351
                                                          --------
                                                            22,051
                                                          --------
             GERMANY -- 7.5%
     5,000   Bayer Motoren Werk AG....................       3,276
    40,000   Deutsch Pfandbrief-Und Hypothekenbank AG,
              'Depfa'.................................       3,539
    50,000   Henkel Kgaa-Vorzug Hen...................       3,671
    40,000   Mannesmann AG............................       5,109
                                                          --------
                                                            15,595
                                                          --------
             IRELAND -- 6.4%
   267,610   Bank of Ireland Ord......................       5,605
   300,000   CRH plc..................................       5,179
    33,500   Elan Corporation plc ADR++...............       2,337
                                                          --------
                                                            13,121
                                                          --------
             ITALY -- 3.6%
   700,000   Telecom Italia Spa.......................       7,436
                                                          --------
             JAPAN -- 11.8%
    50,000   Fujitsu Support and Service, Inc.........       4,898
    50,000   Ito-Yokado Company Ltd...................       3,217
   200,000   Kao Corporation..........................       4,416
   300,000   Matsushita Electric Industrial Company...       5,852
   250,000   Sharp Corporation........................       2,639
   250,000   Toppan Printing Company..................       3,274
                                                          --------
                                                            24,296
                                                          --------
             MEXICO -- 1.4%
   100,000   Cifra SA, ADR++..........................       1,563
    75,000   Panamerican Beverages, Inc...............       1,317
                                                          --------
                                                             2,880
                                                          --------

------------------------------------------------------------------
                                                           VALUE
  SHARES                                                   (000)
             NETHERLANDS -- 6.8%
    60,000   Getronics NV.............................    $  2,215
    80,000   Internationale Nederlanden Groep NV......       4,409
   100,000   Koninklijke Numic NV.....................       3,832
    20,000   Wolters Kluwer CVA.......................       3,627
                                                          --------
                                                            14,083
                                                          --------
             PORTUGAL -- 1.5%
    70,000   Portugal Telecom.........................       3,135
                                                          --------
             SOUTH AFRICA -- 0.7%
 1,784,000   Sanlam Ltd.++............................       1,540
                                                          --------
             SPAIN -- 7.3%
   150,000   Endessa SA...............................       3,786
    75,000   Gas Natural SDG SA.......................       6,923
    85,000   Repsol Petroleo SA.......................       4,377
                                                          --------
                                                            15,086
                                                          --------
             SWEDEN -- 3.8%
   160,000   Atlas Copco AB, Series "A"...............       4,339
    42,000   Atlas Copco AB, Series "B"...............       1,113
   100,000   Ericsson (L.M.) Telephone Company, Class
              B.......................................       2,432
                                                          --------
                                                             7,884
                                                          --------
             SWITZERLAND -- 3.2%
     1,000   Nestle SA................................       1,817
     3,000   Novartis AG..............................       4,867
                                                          --------
                                                             6,684
                                                          --------
             UNITED KINGDOM -- 22.1%
   500,000   Amvescap plc.............................       5,056
 1,500,000   Azlan Group plc++........................       1,743
   500,000   Bank of Scotland.........................       6,641
    35,000   EIDOS Plc................................       1,150
   200,000   Granada Group plc........................       4,052
   200,000   Hyder plc................................       2,525
   500,000   Securicor plc............................       4,403
   700,000   Shell Transport and Trading Company
              Ord.....................................       4,709
   400,000   Smithkline Beecham Ord...................       5,768
   300,000   Standard Chartered Bank plc..............       4,240
   600,000   WPP Group plc............................       5,201
                                                          --------
                                                            45,488
                                                          --------
             TOTAL COMMON STOCKS
              (Cost $127,526).........................     195,005
                                                          --------

PRINCIPAL
  AMOUNT
  (000)
 ---------
             CORPORATE BONDS AND NOTES -- 0.2%
              (Cost $349)
             FRANCE -- 0.2%
$      366   Promodes
              3.500% 07/24/03.........................         393
                                                          --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Growth Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

 SHARES                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            INVESTMENT COMPANIES -- 17.8%
             (Cost $36,852)
  36,852    Nations Cash Reserves#.....................    $ 36,852
                                                           --------
            TOTAL INVESTMENTS
             (Cost $164,727*)...................  112.4%    232,250
                                                           --------
            OTHER ASSETS AND
             LIABILITIES (NET)..................  (12.4)%
            Cash.......................................    $  9,735
            Receivable for investment securities
             sold......................................       1,145
            Receivable for Fund shares sold............          13
            Dividends receivable.......................         782
            Interest receivable........................          10
            Prepaid expenses and other assets..........         234
            Collateral on securities loaned............     (36,852)
            Payable for Fund shares redeemed...........        (396)
            Investment advisory fee payable............        (231)
            Administration fee payable.................         (32)
            Shareholder servicing and distribution fees
             payable...................................          (8)
            Accrued Directors' fees and expenses.......          (8)
            Accrued expenses and other liabilities.....         (36)
                                                           --------
            TOTAL OTHER ASSETS AND
             LIABILITIES (NET).........................     (25,644)
                                                           --------
            NET ASSETS..........................  100.0%   $206,606
                                                           ========
            NET ASSETS CONSIST OF:
            Distributions in excess of net investment
             income....................................    $ (1,515)
            Accumulated net realized gain on
             investments sold, forward foreign exchange
             contracts, foreign currencies and net
             other assets..............................      24,426
            Net unrealized appreciation of investments,
             forward foreign exchange contracts,
             foreign currencies and net other assets...      67,509
            Paid-in capital............................     116,186
                                                           --------
            NET ASSETS.................................    $206,606
                                                           ========

-------------------------------------------------------------------
                                                            VALUE
                                                            (000)
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($182,315,773/11,737,144
             shares outstanding).......................      $15.53
                                                           ========
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($22,873,778/1,498,972 shares
             outstanding)..............................      $15.26
                                                           ========
                                                              5.75%
            Maximum sales charge.......................
                                                             $16.19
            Maximum offering price per share...........
            INVESTOR B SHARES:
            Net asset value and offering price per
             share+ ($957,073/63,745 shares
             outstanding)..............................      $15.01
                                                           ========
            INVESTOR C SHARES:
            Net asset value and offering price per
             share+ ($459,093/29,744 shares
             outstanding)..............................      $15.43
                                                           ========

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $72,484 and gross depreciation of $4,961 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $164,727.

 ++ Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc. Represents cash collateral received from securities lending activity (Note
   8).

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Growth Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

At March 31, 1999, sector diversification was as follows (unaudited):

                                                              % OF NET     VALUE
                   SECTOR DIVERSIFICATION                      ASSETS      (000)
----------------------------------------------------------------------------------
COMMON STOCKS:
Banking.....................................................    11.8%     $ 24,434
Telecommunications..........................................     8.9        18,363
Drugs.......................................................     8.4        17,323
Financial Services..........................................     5.2        10,780
Cosmetics and Toiletries....................................     5.2        10,742
Machinery & Engineering.....................................     5.1        10,561
Oil and Gas.................................................     4.7         9,772
Computer Services...........................................     3.4         7,113
Energy......................................................     3.4         6,923
Printing and Publishing.....................................     3.3         6,901
Electrical Equipment........................................     2.8         5,852
Advertising and Marketing Services..........................     2.5         5,201
Building Materials..........................................     2.5         5,179
Lodging.....................................................     2.4         4,966
Retail -- Specialty.........................................     2.4         4,888
Distribution and Wholesale..................................     2.1         4,403
Leisure and Recreation Products.............................     2.0         4,052
Food Producers..............................................     1.9         3,832
Utilities -- Electric.......................................     1.8         3,786
Chemicals -- Basic..........................................     1.8         3,671
Other.......................................................    12.8        26,263
                                                               -----      --------
TOTAL COMMON STOCKS.........................................    94.4       195,005
INVESTMENT COMPANIES........................................    17.8        36,852
CORPORATE BONDS AND NOTES...................................     0.2           393
                                                               -----      --------
TOTAL INVESTMENTS...........................................   112.4       232,250
OTHER ASSETS AND LIABILITIES (NET)..........................  (12.4)       (25,644)
                                                               -----      --------
NET ASSETS..................................................   100.0%     $206,606
                                                               =====      ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Emerging Markets Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

                                                           VALUE
  SHARES                                                   (000)
------------------------------------------------------------------
             COMMON STOCKS -- 87.1%
             ARGENTINA -- 3.4%
    17,990   Banco de Galicia, ADR....................    $    289
    44,000   Perez Companc, ADR.......................         413
     4,000   Telefonica de Argentina S.A..............         121
                                                          --------
                                                               823
                                                          --------
             BRAZIL -- 9.8%
30,000,000   Banco Bradesco Preferred.................         162
    14,000   Cemig CIA Energ, ADR.....................         312
   540,000   Cia Cervejaria Brahma Pref NPV...........         253
    12,700   Companhia Brasileira de Distribuicao
              Grupo Pao de Acucar, ADR................         186
     7,000   Compania Cervejaria Brahma, ADR..........          65
    19,500   Embratel Participacoes SA, ADR++.........         325
 1,150,000   Petrol Brasileiros SA Preferred NPV......         160
     9,000   Petroleo Brasileiro SA...................         125
     5,000   Tele Centro Sul Participacoes SA,
              ADR++...................................         231
    21,200   Tele Norte Leste Participacoes SA,
              ADR++...................................         326
    11,000   Telesp Participacoes SA, ADR.............         227
                                                          --------
                                                             2,372
                                                          --------
             CHILE -- 2.8%
    11,000   Cia Telecomunicaciones de Chile SA,
              ADR.....................................         259
    15,500   Enersis SA, ADR..........................         415
                                                          --------
                                                               674
                                                          --------
             EGYPT -- 0.9%
    13,600   Suez Cement Company, GDR.................         218
                                                          --------
             GREECE -- 9.3%
     9,500   Alpha Credit Bank........................         630
     7,700   Antenna TV S.A.++........................         100
     1,900   Commercial Bank of Greece................         296
       610   EFG Eurobank.............................          17
     5,000   Hellenic Bottling Company SA.............         148
    22,220   Hellenic Telecommunication Organization
              SA......................................         538
    25,500   National Bank of Greece SA, GDR++........         344
     6,500   Stet Hellas Telecommunication SA,
              ADR++...................................         193
                                                          --------
                                                             2,266
                                                          --------
             HONG KONG -- 10.1%
    90,000   China Telecom++..........................         150
   130,800   Hong Kong Telecommunications.............         258
    22,200   HSBC Holdings plc........................         695
    85,000   Hutchison Whampoa Ltd....................         668
    61,000   Sun Hung Kai Properties..................         456
    80,000   VTech Holdings Ltd.......................         231
                                                          --------
                                                             2,458
                                                          --------
             HUNGARY -- 3.6%
     6,000   Demasz Rt., GDR..........................          93
    10,000   Demasz, GDS..............................         141
    10,000   Magyar Olaj-es Gazidari-SP GDS Ord.
              "A".....................................         214
    11,500   Matav, ADR...............................         308
     6,000   Mol Magyar Olaj-Es Gz-Spnsd GDS..........         123
                                                          --------
                                                               879
                                                          --------

------------------------------------------------------------------
                                                           VALUE
  SHARES                                                   (000)
             INDIA -- 2.6%
    50,000   Reliance Industries Ltd., GDS............    $    316
    33,000   Videsh Sanchar Nigam Ltd., GDR...........         328
                                                          --------
                                                               644
                                                          --------
             ISRAEL -- 1.4%
   140,000   Bank Hapoalim Ltd........................         329
                                                          --------
             MALAYSIA -- 3.2%
   185,000   Berjaya Sports Toto Berhad...............         232
   200,000   Malaysian International Shipping (Fgn)
              Berhad..................................         255
   150,000   Telekom Malaysia Berhad..................         302
                                                          --------
                                                               789
                                                          --------
             MEXICO -- 13.5%
    23,000   Cifra SA, ADR++..........................         359
     9,000   Consorcio Ara SA, ADR++***...............         269
   103,000   Grupo Carso Global Telecom SA, ADR.......       1,069
    58,000   Grupo Carso SA de C.V., ADR..............         479
    13,500   Grupo Imsa SA de C.V., ADR...............         213
    75,720   Grupo Industrial Bimbo SA de CV..........         169
   100,000   Grupo Modelo SA de C.V...................         254
     5,500   Grupo Televisa SA GDR++..................         173
    17,500   Panamerican Beverages, Inc...............         308
                                                          --------
                                                             3,293
                                                          --------
             PHILIPPINES -- 1.3%
   170,000   Ayala Corporation, Class B...............          52
   354,000   Ayala Land Inc., Class B.................         103
     2,800   Philippine Long Distance Telephone
              Company.................................          74
   480,000   SM Prime Holding Inc.....................          99
                                                          --------
                                                               328
                                                          --------
             POLAND -- 1.7%
    18,000   Bank Handlowy W. Warszawie Ord. .........         212
    40,000   Telekomunikacja Polska S.A. .............         211
                                                          --------
                                                               423
                                                          --------
             PORTUGAL -- 1.1%
     9,500   Companhia De Seguros Mundial
              Confianca, SA++.........................         271
                                                          --------
             SOUTH AFRICA -- 5.9%
    65,000   Amalgamated Banks of South Africa........         310
    44,000   Amalgamated Beverage Industries Ltd. ....         277
    21,000   Liberty Life Association of Africa
              Ltd. ...................................         259
     9,000   Nedcor Ltd. GDR++........................         198
    37,500   Rembrandt Group Ltd......................         269
   150,000   Sanlam Ltd.++............................         130
                                                          --------
                                                             1,443
                                                          --------
             SOUTH KOREA -- 7.9%
    37,291   LG Electronics Inc.......................         495
     4,700   Pohang Iron and Steel Company Ltd.,
              ADR.....................................          84

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Emerging Markets Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

                                                           VALUE
  SHARES                                                   (000)
------------------------------------------------------------------
             COMMON STOCKS -- (CONTINUED)
             SOUTH KOREA -- (CONTINUED)
    10,020   Samsung Electronics Ltd. ................    $    776
    46,000   SK Telecom Company Ltd., ADR.............         560
                                                          --------
                                                             1,915
                                                          --------
             TAIWAN -- 5.9%
    26,000   Asustek Computer Inc., GDR++.............         238
    44,840   Siliconware Precision Company, GDR++.....         590
    25,150   Taiwan Semiconductor SP, ADS++...........         594
                                                          --------
                                                             1,422
                                                          --------
             THAILAND -- 2.2%
    27,000   Advanced Info Service++..................         196
 1,117,000   National Finance Public Company Ltd.++...         327
                                                          --------
                                                               523
                                                          --------
             TURKEY -- 0.5%
 5,000,000   Haci Omer Sabanci Holding................         121
                                                          --------
             TOTAL COMMON STOCKS
              (Cost $22,624)..........................      21,191
                                                          --------

PRINCIPAL
  AMOUNT
  (000)
 ---------
             CONVERTIBLE BONDS AND NOTES -- 1.0%
             (Cost $283)
             POLAND -- 1.0%
$      205   Elektrim SA
              2.000% 05/30/04++.......................         243
                                                          --------
             U.S. TREASURY OBLIGATIONS -- 5.4%
             (Cost $1,305)
             UNITED STATES -- 5.4%
     1,320   U.S. Treasury Bills
              4.380%** 06/17/99.......................       1,308
                                                          --------
  SHARES
 ---------
             WARRANTS -- 0.3%
             BRAZIL -- 0.0%+
    59,969   Brahma Cia Cervejaria
              Expire 04/30/03++.......................           2
     4,990   Brahma Cia Cervejaria
              Expire 04/30/03++.......................           0!!
                                                          --------
                                                                 2
                                                          --------


  SHARES
 ---------
             PHILIPPINES -- 0.3%
   118,000   Queenbee Res-Cwo3 Jollibee Foods
              Expire 03/25/03++.......................    $     59
                                                          --------
             TOTAL WARRANTS (Cost $63)................          61
                                                          --------

  SHARES                                                     VALUE
   (000)                                                     (000)
--------------------------------------------------------------------
              INVESTMENT COMPANIES -- 11.8%
              UNITED STATES -- 9.8%
   2,371      Nations Cash Reserves#....................    $  2,371
                                                            --------
              TAIWAN -- 2.0%
      49      Taiwan Index Fund***......................         490
                                                            --------
              TOTAL INVESTMENT COMPANIES
               (Cost $2,821)............................       2,861
                                                            --------
              TOTAL INVESTMENTS
               (Cost $27,096*)...................  105.6%     25,664
                                                            --------
              OTHER ASSETS AND LIABILITIES
               (NET).............................  (5.6)%
              Receivable for investment securities
               sold.....................................    $  9,058
              Receivable for Fund shares sold...........           1
              Dividends receivable......................          52
              Interest receivable.......................           1
              Unamortized organization costs............          36
              Prepaid expenses and other assets.........           7
              Collateral on securities loaned...........      (2,371)
              Payable for Fund shares redeemed..........         (87)
              Accrued Malaysian repatriation tax........        (246)
              Investment advisory fee payable...........         (29)
              Administration fee payable................          (2)
              Shareholder servicing and distribution
               fees payable.............................          (1)
              Due to custodian..........................      (2,866)
              Payable for investment securities
               purchased................................      (4,838)
              Accrued Directors' fees and expenses......         (11)
              Accrued expenses and other liabilities....         (64)
                                                            --------
              TOTAL OTHER ASSETS AND LIABILITIES
               (NET)....................................      (1,360)
                                                            --------
              NET ASSETS.........................  100.0%   $ 24,304
                                                            ========
              NET ASSETS CONSIST OF:
              Distributions in excess of net investment
               income...................................    $    (57)
              Accumulated net realized loss on
               investments sold, forward foreign
               exchange contracts, foreign currencies
               and net other assets.....................     (21,632)
              Net unrealized depreciation of
               investments, forward foreign exchange
               contracts, foreign currencies and net
               other assets.............................      (1,436)
              Paid-in capital...........................      47,429
                                                            --------
              NET ASSETS................................    $ 24,304
                                                            ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Emerging Markets Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

                                                             VALUE
                                                             (000)
--------------------------------------------------------------------
              PRIMARY A SHARES:
              Net asset value, offering and redemption
               price per share ($21,688,751/2,664,232
               shares outstanding)......................       $8.14
                                                            ========
              INVESTOR A SHARES:
              Net asset value and redemption price per
               share ($950,933/117,501 shares
               outstanding).............................       $8.09
                                                            ========

              Maximum sales charge......................       5.75%

              Maximum offering price per share..........       $8.58
              INVESTOR B SHARES:
              Net asset value and offering price per
               share+ ($1,578,780/197,630 shares
               outstanding).............................       $7.99
                                                            ========
              INVESTOR C SHARES:
              Net asset value and offering price per
               share+ ($85,890/10,761 shares
               outstanding).............................       $7.98
                                                            ========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of investment securities was comprised of gross appreciation of $1,286 and gross depreciation of $3,292 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $27,684.

 ** Rate represents annualized yield at date of purchase.

*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 ++ Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Amount represents less than 0.1%.

!! Amount represents less than $500.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc. Represents cash collateral received from securities lending activity (Note
   8).

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Emerging Markets Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

At March 31, 1999, sector diversification was as follows (unaudited):

                                                              % OF NET     VALUE
                   SECTOR DIVERSIFICATION                      ASSETS      (000)
---------------------------------------------------------------------------------
COMMON STOCKS:
Telecommunications..........................................    17.6%     $ 4,282
Banking.....................................................    14.3        3,482
Holdings Companies -- Diversified...........................     6.3        1,537
Electrical Equipment........................................     6.2        1,502
Electric Components.........................................     5.9        1,422
Utilities -- Telephone......................................     5.7        1,394
Beverages...................................................     5.4        1,305
Financial Services..........................................     5.0        1,219
Oil and Gas.................................................     4.3        1,036
Other.......................................................    16.4        4,012
                                                               -----      -------
TOTAL COMMON STOCKS.........................................    87.1       21,191
INVESTMENT COMPANIES........................................    11.8        2,861
U.S. TREASURY OBLIGATIONS...................................     5.4        1,308
CONVERTIBLE BONDS AND NOTES.................................     1.0          243
WARRANTS....................................................     0.3           61
                                                               -----      -------
TOTAL INVESTMENTS...........................................   105.6       25,664
OTHER ASSETS AND LIABILITIES (NET)..........................    (5.6)      (1,360)
                                                               -----      -------
NET ASSETS..................................................   100.0%     $24,304
                                                               =====      =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED MARCH 31, 1999

                                                     INTERNATIONAL VALUE
                                            --------------------------------------
                                             FOR THE PERIOD       FOR THE PERIOD
                                              MAY 16, 1998       DECEMBER 1, 1997    INTERNATIONAL   INTERNATIONAL   EMERGING
                                            TO MARCH 31, 1999   TO MAY 15, 1998(a)      EQUITY          GROWTH       MARKETS
                                            ---------------------------------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding
  taxes of $370, $93, $2,143, $398 and
  $57, respectively)......................       $ 2,533             $   993           $  12,858       $  2,589      $  1,040
Interest..................................           308                  97               2,229          1,050            59
Securities lending income.................           259                  --                 866            137            68
                                                 -------             -------           ---------       --------      --------
    Total investment income...............         3,100               1,090              15,953          3,776         1,167
                                                 -------             -------           ---------       --------      --------
EXPENSES:
Investment advisory fee...................         1,165                 330               7,491          2,488           375
Administration fee........................           123                  26                 875            290            36
Transfer agent fees.......................            43                  25                 367            150             8
Custodian fees............................            23                   2                 428            178            77
Legal and audit fees......................            66                   8                  82             81            49
Registration and filing fees..............            95                  17                  40             25            47
Directors' fees and expenses..............            15                  --                  15             15            15
Amortization of organization costs........            --                  --                  --             --            29
Interest expense..........................            --                  --                  --             88             4
Other.....................................           104                  11                  81             --            33
                                                 -------             -------           ---------       --------      --------
    Subtotal..............................         1,634                 419               9,379          3,315           673
Shareholder servicing and distribution
  fees:
  Primary B Shares........................            --                  --                  --*            --            --*
  Investor A Shares.......................            12                  11                  31             59             1
  Investor B Shares.......................            20                  --                 305              7             8
  Investor C Shares.......................             1                  --                   9              4             2
                                                 -------             -------           ---------       --------      --------
    Total expenses........................         1,667                 430               9,724          3,385           684
Fees waived by investment advisor and/or
  distributor.............................          (117)                 (4)                 --           (205)          (67)
Fees reduced by credits allowed by the
  custodian...............................            --                  --                  --             --            (2)
                                                 -------             -------           ---------       --------      --------
    Net expenses..........................         1,550                 426               9,724          3,180           615
                                                 -------             -------           ---------       --------      --------
NET INVESTMENT INCOME.....................         1,550                 664               6,229            596           552
                                                 -------             -------           ---------       --------      --------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions...................         8,438               5,461             123,694         80,050       (13,136)
  Forward foreign exchange contracts,
    foreign currencies and other net
    assets................................             8                 (12)             (1,354)         1,239           (86)
                                                 -------             -------           ---------       --------      --------
Net realized gain/(loss) on investments...         8,446               5,449             122,340         81,289       (13,222)
                                                 -------             -------           ---------       --------      --------
Change in unrealized appreciation/
  (depreciation) of:
  Securities..............................        (4,376)              5,638            (103,664)       (65,606)       (7,106)
  Forward foreign exchange contracts,
    foreign currencies and other net
    assets................................             1                  --                  40            201            (4)
                                                 -------             -------           ---------       --------      --------
Net change in unrealized appreciation/
  (depreciation) of investments...........        (4,375)              5,638            (103,624)       (65,405)       (7,110)
                                                 -------             -------           ---------       --------      --------
Net realized and unrealized gain/(loss) on
  investments.............................         4,071              11,087              18,716         15,884       (20,332)
                                                 -------             -------           ---------       --------      --------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...............       $ 5,621             $11,751           $  24,945       $ 16,480      $(19,780)
                                                 =======             =======           =========       ========      ========

---------------

 * Amount represents less than $500.

(a) Represents financial information for the Emerald International Equity Fund, which was reorganized into International Value on May 22, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

NATIONS FUNDS
   STATEMENTS OF CHANGES IN NET ASSETS

                                                                          INTERNATIONAL VALUE
                                                              -------------------------------------------
                                                              PERIOD ENDED    PERIOD ENDED    YEAR ENDED
                                                                3/31/99        5/15/98(b)     11/30/97(b)
                                                              -------------------------------------------
(IN THOUSANDS)
Net investment income.......................................    $  1,550       $    664        $   343
Net realized gain/(loss) on investments.....................       8,446          5,449          1,530
Net change in unrealized appreciation/(depreciation) of
  investments...............................................      (4,375)         5,638          2,556
                                                                --------       --------        -------
Net increase/(decrease) in net assets resulting from
  operations................................................       5,621         11,751          4,429
Distributions to shareholders from net investment income:
  Primary A Shares..........................................      (1,714)            --           (335)
  Primary B Shares..........................................          --*            --             --
  Investor A Shares.........................................         (78)            --             (5)
  Investor B Shares.........................................         (30)            --             --
  Investor C Shares.........................................          (1)            --             --
Distributions to shareholders in excess of net investment
  income:
  Primary A Shares..........................................          --             --            (57)
  Primary B Shares..........................................          --             --             --
  Investor A Shares.........................................          --             --            (15)
  Investor B Shares.........................................          --             --             --
  Investor C Shares.........................................          --             --             --
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................     (11,258)        (1,210)           (43)
  Primary B Shares..........................................          --*            --             --
  Investor A Shares.........................................        (526)           (96)            --
  Investor B Shares.........................................        (127)            --             --
  Investor C Shares.........................................          (8)            --             --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................      36,565         55,558         36,920
                                                                --------       --------        -------
Net increase/(decrease) in net assets.......................      28,444         66,003         40,894
NET ASSETS:
Beginning of year...........................................     124,540         58,537         17,643
                                                                --------       --------        -------
End of year.................................................    $152,984       $124,540        $58,537
                                                                ========       ========        =======
Undistributed net investment income/(Distributions in excess
  of net investment income) at end of period................    $    286       $    565        $   (85)
                                                                ========       ========        =======

---------------

 * Amount represents less than $500.

(a) Represents financial information from September 1, 1996 for the Pilot International Equity Fund, which was reorganized into International Growth on May 23, 1997.

(b) Represents financial information for the Emerald International Equity Fund, which was reorganized into International Value on May 22, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

     INTERNATIONAL EQUITY               INTERNATIONAL GROWTH                EMERGING MARKETS
    -----------------------   ----------------------------------------   -----------------------
    YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED   PERIOD ENDED   YEAR ENDED   YEAR ENDED
     3/31/99      3/31/98      3/31/99       3/31/98       5/16/97(a)     3/31/99      3/31/98
------------------------------------------------------------------------------------------------
    $   6,229    $   7,358    $     596     $   1,013       $  2,204      $    552     $    303
      122,340       28,467       81,289        10,453         13,208       (13,222)      (8,221)
     (103,624)     104,356      (65,405)        8,102         58,689        (7,110)      (2,211)
    ---------    ---------    ---------     ---------       --------      --------     --------
       24,945      140,181       16,480        19,568         74,101       (19,780)     (10,129)
       (6,815)     (12,161)          --            --         (6,575)         (438)        (728)
           --*         (21)          --            --             --            --*          (1)
          (97)        (135)          --            --           (225)           (3)          (7)
         (196)          --           --            --             (3)           (5)          --*
           (6)          (7)          --            --             --            (1)          (1)
           --       (3,213)          --            --             --            --           --
           --           (6)          --            --             --            --           --
           --          (36)          --            --             --            --           --
           --           --           --            --             --            --           --
           --           (2)          --            --             --            --           --
      (57,696)     (11,817)     (65,781)      (10,545)       (12,568)           --           --
           --*         (31)          --*           --             --            --           --
         (968)        (166)      (6,209)         (474)          (530)           --           --
       (2,238)        (423)        (181)           (6)            (9)           --           --
          (69)         (14)        (118)          (10)            --            --           --
     (105,006)    (207,777)    (164,008)     (310,432)        68,197       (31,495)       7,489
    ---------    ---------    ---------     ---------       --------      --------     --------
     (148,146)     (95,628)    (219,817)     (301,899)       122,388       (51,722)      (3,377)
      933,882    1,029,510      426,423       728,322        605,934        76,026       79,403
    ---------    ---------    ---------     ---------       --------      --------     --------
    $ 785,736    $ 933,882    $ 206,606     $ 426,423       $728,322      $ 24,304     $ 76,026
    =========    =========    =========     =========       ========      ========     ========
    $    (847)   $  (5,384)   $  (1,515)    $  (6,766)      $  2,416      $    (57)    $   (948)
    =========    =========    =========     =========       ========      ========     ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                         INTERNATIONAL VALUE
                                              YEAR ENDED                     PERIOD ENDED                    YEAR ENDED
                                           MARCH 31, 1999(b)               MAY 15, 1998(a)              NOVEMBER 30, 1997(a)
                                        -----------------------         ----------------------         -----------------------
                                        SHARES         DOLLARS          SHARES         DOLLARS         SHARES          DOLLARS
                                        --------------------------------------------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold................................   4,332         $ 80,384         4,183          $64,837          3,256          $41,548
  Issued as reinvestment of
    dividends.........................     292            4,000            34              451              2               24
  Redeemed............................  (2,449)         (52,728)         (650)          (9,773)          (688)          (8,726)
                                        ------         --------         -----          -------         ------          -------
  Net increase/(decrease).............   2,175         $ 31,656         3,567          $55,515          2,570          $32,846
                                        ======         ========         =====          =======         ======          =======
INVESTOR A SHARES:
  Sold................................     260         $  5,477           110          $ 1,552            370          $ 4,813
  Issued as reinvestment of
    dividends.........................      23              313             7               98             --*               1
  Redeemed............................    (202)          (5,154)         (110)          (1,607)           (55)            (740)
                                        ------         --------         -----          -------         ------          -------
  Net increase/(decrease).............      81         $    636             7          $    43            315          $ 4,074
                                        ======         ========         =====          =======         ======          =======
INVESTOR B SHARES:
  Sold................................     306         $  4,222            --          $    --             --          $    --
  Issued as reinvestment of
    dividends.........................      11              147            --               --             --               --
  Redeemed............................     (19)            (263)           --               --             --               --
                                        ------         --------         -----          -------         ------          -------
  Net increase/(decrease).............     298         $  4,106            --          $    --             --          $    --
                                        ======         ========         =====          =======         ======          =======
INVESTOR C SHARES:
  Sold................................      16         $    200            --          $    --             --          $    --
  Issued as reinvestment of
    dividends.........................      --*               9            --               --             --               --
  Redeemed............................      (3)             (42)           --               --             --               --
                                        ------         --------         -----          -------         ------          -------
  Net increase/(decrease).............      13         $    167            --          $    --             --          $    --
                                        ======         ========         =====          =======         ======          =======
Total net increase/(decrease).........   2,567         $ 36,565         3,574          $55,558          2,885          $36,920
                                        ======         ========         =====          =======         ======          =======

---------------

 *  Amount represents less than 500 shares.

(a) Represents financial information for the Emerald International Equity Fund, which reorganized into International Value on May 22, 1998.

(b) International Value's Investor B and Investor C Shares commenced operations on May 28, 1998 and June 15, 1998, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                         INTERNATIONAL EQUITY
                                                                   YEAR ENDED              YEAR ENDED
                                                                 MARCH 31, 1999          MARCH 31, 1998
                                                              --------------------    --------------------
                                                              SHARES      DOLLARS     SHARES      DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    9,397    $ 138,073     16,262    $ 225,113
  Issued as reinvestment of dividends.......................    2,060       28,238        652        8,725
  Redeemed..................................................  (18,544)    (266,676)   (31,547)    (431,169)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................   (7,087)   $(100,365)   (14,633)   $(197,331)
                                                              =======    =========    =======    =========
PRIMARY B SHARES:+
  Sold......................................................       --*   $      --*        42    $     589
  Issued as reinvestment of dividends.......................       --           --          3           39
  Redeemed..................................................       (2)         (25)      (465)      (6,273)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................       (2)   $     (25)      (420)   $  (5,645)
                                                              =======    =========    =======    =========
INVESTOR A SHARES:
  Sold......................................................    7,314    $  99,691      2,454    $  33,606
  Issued as reinvestment of dividends.......................       70          948         23          295
  Redeemed..................................................   (7,387)    (101,232)    (2,284)     (31,594)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................       (3)   $    (593)       193    $   2,307
                                                              =======    =========    =======    =========
INVESTOR B SHARES:
  Sold......................................................       93    $   1,339        108    $   1,475
  Issued as reinvestment of dividends.......................      176        2,358         32          414
  Redeemed..................................................     (556)      (7,666)      (657)      (8,842)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................     (287)   $  (3,969)      (517)   $  (6,953)
                                                              =======    =========    =======    =========
INVESTOR C SHARES:
  Sold......................................................       33    $     460         57    $     755
  Issued as reinvestment of dividends.......................        6           75          2           22
  Redeemed..................................................      (43)        (589)       (71)        (932)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................       (4)   $     (54)       (12)   $    (155)
                                                              =======    =========    =======    =========
Total net increase/(decrease)...............................   (7,383)   $(105,006)   (15,389)   $(207,777)
                                                              =======    =========    =======    =========

---------------

* Amount represents less than 500 shares and $500.

+ There were no longer any public shareholders of the Primary B Share class as of April 22, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   SCHEDULES OF CAPITAL STOCK ACTIVITY  (CONTINUED)

                                                                                  INTERNATIONAL GROWTH
                                                                YEAR ENDED             PERIOD ENDED           PERIOD ENDED
                                                              MARCH 31, 1999        MARCH 31, 1998(b)        MAY 16, 1997(a)
                                                           --------------------    --------------------    -------------------
                                                           SHARES      DOLLARS     SHARES      DOLLARS     SHARES     DOLLARS
                                                           -------------------------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold...................................................    1,721    $  29,566      3,038    $  53,329      8,260    $142,214
  Issued as reinvestment of dividends....................    2,297       35,769        407        7,111        755      13,088
  Redeemed...............................................  (12,933)    (233,351)   (20,833)    (367,654)    (4,945)    (85,373)
                                                           -------    ---------    -------    ---------    -------    --------
  Net increase/(decrease)................................   (8,915)   $(168,016)   (17,388)   $(307,214)     4,070    $ 69,929
                                                           =======    =========    =======    =========    =======    ========
INVESTOR A SHARES:
  Sold...................................................    2,106    $  34,591        361    $   6,487         32    $    546
  Issued as reinvestment of dividends....................      276        4,107         17          288         27         471
  Redeemed...............................................   (2,150)     (35,380)      (574)     (10,349)      (177)     (3,088)
                                                           -------    ---------    -------    ---------    -------    --------
  Net increase/(decrease)................................      232    $   3,318       (196)   $  (3,574)      (118)   $ (2,071)
                                                           =======    =========    =======    =========    =======    ========
INVESTOR B SHARES:
  Sold...................................................       38    $     635         27    $     485         24    $    405
  Issued as reinvestment of dividends....................       12          178         --            6         --*         11
  Redeemed...............................................      (13)        (207)       (31)        (582)        (4)        (77)
                                                           -------    ---------    -------    ---------    -------    --------
  Net increase/(decrease)................................       37    $     606         (4)   $     (91)        20    $    339
                                                           =======    =========    =======    =========    =======    ========
INVESTOR C SHARES:
  Sold...................................................        3    $      36         30    $     550         --    $     --
  Issued as reinvestment of dividends....................        7          109         --            8         --          --
  Redeemed...............................................       (4)         (61)        (6)        (111)        --          --
                                                           -------    ---------    -------    ---------    -------    --------
  Net increase/(decrease)................................        6    $      84         24    $     447         --    $     --
                                                           =======    =========    =======    =========    =======    ========
Total net increase/(decrease)............................   (8,640)   $(164,008)   (17,564)   $(310,432)     3,972    $ 68,197
                                                           =======    =========    =======    =========    =======    ========

---------------

(a) Represents financial information from September 1, 1996 for the Pilot International Equity Fund which was reorganized into International Growth Fund on May 23, 1997.

(b) International Growth Investor C Shares commenced operations on September 19, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   SCHEDULES OF CAPITAL STOCK ACTIVITY  (CONTINUED)

                                                                         EMERGING MARKETS
                                                                  YEAR ENDED            YEAR ENDED
                                                                MARCH 31, 1999        MARCH 31, 1998
                                                              ------------------    ------------------
                                                              SHARES    DOLLARS     SHARES    DOLLARS
                                                              ----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     363    $  3,133     3,664    $ 43,349
  Issued in exchange for Primary A Shares of Nations Pacific
    Growth Fund (Note 10)...................................   1,016       8,277        --          --
  Issued as reinvestment of dividends.......................      18         155        18         217
  Redeemed..................................................  (5,693)    (44,018)   (3,424)    (35,666)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................  (4,296)   $(32,453)      258    $  7,900
                                                              ======    ========    ======    ========
PRIMARY B SHARES:+
  Sold......................................................      --*   $     --*       18    $    213
  Issued as reinvestment of dividends.......................      --*         --*       --*          1
  Redeemed..................................................      (4)        (23)      (41)       (447)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................      (4)   $    (23)      (23)   $   (233)
                                                              ======    ========    ======    ========
INVESTOR A SHARES:
  Sold......................................................      20    $    165       172    $  1,807
  Issued in exchange for Investor A Shares of Nations
    Pacific Growth Fund (Note 10)...........................      78         632        --          --
  Issued as reinvestment of dividends.......................      --*          3         1           7
  Redeemed..................................................     (42)       (346)     (189)     (1,949)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................      56    $    454       (16)   $   (135)
                                                              ======    ========    ======    ========
INVESTOR B SHARES:
  Sold......................................................      15    $    142        22    $    245
  Issued in exchange for Investor B Shares of Nations
    Pacific Growth Fund (Note 10)...........................     113         906        --          --
  Issued as reinvestment of dividends.......................      --*          5        --          --
  Redeemed..................................................     (49)       (411)      (36)       (370)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................      79    $    642       (14)   $   (125)
                                                              ======    ========    ======    ========
INVESTOR C SHARES:
  Sold......................................................       8    $     72        10    $    106
  Issued in exchange for Investor C Shares of Nations
    Pacific Growth Fund (Note 10)...........................       2          14        --          --
  Issued as reinvestment of dividends.......................      --*          1        --*          1
  Redeemed..................................................     (27)       (202)       (2)        (25)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................     (17)   $   (115)        8    $     82
                                                              ======    ========    ======    ========
Total net increase/(decrease)...............................  (4,182)   $(31,495)      213    $  7,489
                                                              ======    ========    ======    ========

---------------

* Amount represents less than 500 shares and $500.

+ There were no longer any public shareholders of the Primary B Share class as of January 24, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                        NET         NET INCREASE/
                                          NET ASSET                 REALIZED AND    (DECREASE) IN   DIVIDENDS    DISTRIBUTIONS
                                            VALUE        NET         UNREALIZED       NET ASSET      FROM NET     IN EXCESS OF
                                          BEGINNING   INVESTMENT   GAIN/(LOSS) ON    VALUE FROM     INVESTMENT   NET INVESTMENT
                                          OF PERIOD     INCOME      INVESTMENTS      OPERATIONS       INCOME         INCOME
                                          -------------------------------------------------------------------------------------
INTERNATIONAL VALUE
PRIMARY A SHARES*
Period ended 3/31/1999#.................   $15.53       $0.16          $0.28            $0.44         $(0.18)        $   --
Period ended 5/15/1998..................    13.17        0.09           2.56             2.65             --             --
Year ended 11/30/1997...................    11.29        0.09           1.91             2.00          (0.09)         (0.01)
Period ended 11/30/1996**...............    10.00        0.06           1.29             1.35          (0.06)            --
INVESTOR A SHARES*
Period ended 3/31/1999#.................   $15.44       $0.14          $0.36            $0.50         $(0.17)        $   --
Period ended 5/15/1998..................    13.13        0.08           2.52             2.60             --             --
Year ended 11/30/1997...................    11.29        0.01           1.91             1.92          (0.01)         (0.05)
Period ended 11/30/1996**...............    10.00        0.04           1.31             1.35          (0.04)            --
INVESTOR B SHARES
Year ended 3/31/1999***#................   $14.33       $0.06          $0.76            $0.82         $(0.13)        $   --
INVESTOR C SHARES
Year ended 3/31/1999***#................   $13.33       $0.06          $1.77            $1.83         $(0.13)        $   --

---------------

 * The financial information for the fiscal periods through May 22, 1998 reflect the financial information for the Emerald International Equity Fund's Institutional Shares and Retail Shares, which were reorganized into the Primary A Shares and Investor A Shares, respectively, as of May 22, 1998.

 ** International Value Primary A and Investor A Shares commenced operations on
    December 27, 1995.

*** International Value Investor B and Investor C Shares commenced operations on
    May 28, 1998 and June 15, 1998, respectively.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                      WITHOUT WAIVERS
                                                                                                      AND/OR EXPENSE
                                                                                                      REIMBURSEMENTS
                                                                                                      ---------------
                                                                         RATIO OF     RATIO OF NET       RATIO OF
    DISTRIBUTIONS       TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT        OPERATING
      FROM NET        DIVIDENDS       VALUE                  END OF     EXPENSES TO   INCOME/(LOSS)     EXPENSES TO     PORTFOLIO
      REALIZED           AND         END OF      TOTAL       PERIOD       AVERAGE      TO AVERAGE         AVERAGE       TURNOVER
    CAPITAL GAINS   DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS     NET ASSETS       NET ASSETS        RATE
---------------------------------------------------------------------------------------------------------------------------------
       $(1.34)         $(1.52)       $14.45       1.48%     $142,546       1.30%+         1.36%+            1.39%+          44%
        (0.29)          (0.29)        15.53      20.54       119,412       1.25+          2.06+             1.26+           88
        (0.02)          (0.12)        13.17      17.75        54,277       1.21           0.89              1.21            29
           --           (0.06)        11.29      13.47        17,528       0.00+          0.00+             3.46+           50
       $(1.34)         $(1.51)       $14.43       1.75%     $  5,960       1.55%+         1.11%+            1.64%+          44%
        (0.29)          (0.29)        15.44      20.22         5,128      1.81+          1.21+              1.82+           88
        (0.02)          (0.08)        13.13      17.11         4,259       1.73           0.26              1.93            29
        (0.02)          (0.06)        11.29      13.54           115       0.00+          1.83+            57.40+           50
       $(0.62)         $(0.75)       $14.40       1.25%     $  4,296       2.30%+         0.36%+            2.39%+          44%
       $(0.62)         $(0.75)       $14.41       3.98%     $    182       2.30%+         0.36%+            2.39%+          44%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                  NET          NET INCREASE/                 DISTRIBUTIONS
                                 NET ASSET                    REALIZED AND     (DECREASE) IN    DIVIDENDS      IN EXCESS
                                   VALUE          NET          UNREALIZED        NET ASSET       FROM NET       OF NET
                                 BEGINNING    INVESTMENT     GAIN/(LOSS) ON     VALUE FROM      INVESTMENT    INVESTMENT
                                 OF PERIOD   INCOME/(LOSS)    INVESTMENTS       OPERATIONS        INCOME        INCOME
                                 -----------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
PRIMARY A SHARES
Year ended 3/31/1999#..........   $14.81        $ 0.11           $ 0.39           $ 0.50          $(0.12)       $   --
Year ended 3/31/1998#..........    13.13          0.11             1.95             2.06           (0.17)        (0.05)
Year ended 3/31/1997#..........    13.50          0.08             0.11             0.19           (0.11)        (0.00)***
Period ended 3/31/1996(a)#.....    11.75          0.07             1.80             1.87           (0.06)        (0.04)
Year ended 5/31/1995#..........    12.06          0.14            (0.20)           (0.06)          (0.03)           --
Year ended 5/31/1994#..........    10.60          0.09             1.44             1.53           (0.05)           --
PRIMARY B SHARES+++
Year ended 3/31/1999#..........   $14.80        $ 0.01           $ 0.43           $ 0.44          $(0.10)       $   --
Year ended 3/31/1998#..........    13.11          0.04             1.91             1.95           (0.08)        (0.02)
Period ended 3/31/1997*#.......    13.65          0.01            (0.09)(b)        (0.08)          (0.01)        (0.00)***
INVESTOR A SHARES
Year ended 3/31/1999#..........   $14.67        $ 0.08           $ 0.40           $ 0.48          $(0.11)       $   --
Year ended 3/31/1998#..........    13.01          0.07             1.94             2.01           (0.15)        (0.04)
Year ended 3/31/1997#..........    13.39          0.05             0.11             0.16           (0.09)        (0.00)***
Period ended 3/31/1996(a)#.....    11.67          0.04             1.78             1.82           (0.04)        (0.04)
Year ended 5/31/1995#..........    12.00          0.11            (0.20)           (0.09)          (0.02)           --
Year ended 5/31/1994#..........    10.56          0.06             1.44             1.50           (0.04)           --
INVESTOR B SHARES
Year ended 3/31/1999#..........   $14.56        $(0.03)          $ 0.38           $ 0.35          $(0.09)       $   --
Year ended 3/31/1998#..........    12.83         (0.03)            1.92             1.89              --            --
Year ended 3/31/1997#..........    13.27         (0.05)            0.10             0.05           (0.04)        (0.00)***
Period ended 3/31/1996(a)#.....    11.56         (0.02)            1.78             1.76              --         (0.03)
Year ended 5/31/1995#..........    11.96          0.05            (0.22)           (0.17)          (0.01)           --
Period ended 5/31/1994*#.......    10.51         (0.00)***         1.51             1.51           (0.04)           --
INVESTOR C SHARES
Year ended 3/31/1999#..........   $14.34        $(0.03)          $ 0.37           $ 0.34          $(0.09)       $   --
Year ended 3/31/1998#..........    12.74         (0.01)            1.89             1.88           (0.10)        (0.02)
Year ended 3/31/1997#..........    13.13          0.02             0.10             0.12           (0.06)        (0.00)***
Period ended 3/31/1996(a)#.....    11.45         (0.03)            1.75             1.72              --         (0.02)
Year ended 5/31/1995#..........    11.86          0.02            (0.21)           (0.19)             --            --
Year ended 5/31/1994#..........    10.49         (0.03)            1.43             1.40           (0.01)           --

---------------

 * International Equity Primary B and Investor B Shares commenced operations on June 28, 1996 and June 7, 1993, respectively.

 ** Amount represents less than $500

*** Amount represents less than $0.01 per share.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

+++ At March 31, 1999, there were no public shareholders in the Primary B Share class. All publicly held Primary B Shares were redeemed on April 22, 1998. The amounts reflected are for the period April 1, 1998 to April 22, 1998.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

## Amount represents less than 0.01%.

(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

(b) The amount shown at this caption for each share outstanding throughout the period may not accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS


                    DISTRIBUTION                                                         RATIO OF    RATIO OF NET
    DISTRIBUTIONS   IN EXCESS OF        TOTAL       NET ASSET              NET ASSETS   OPERATING     INVESTMENT
      FROM NET      NET REALIZED      DIVIDENDS       VALUE                  END OF      EXPENSES    INCOME/(LOSS)
      REALIZED         CAPITAL           AND         END OF      TOTAL       PERIOD     TO AVERAGE    TO AVERAGE
    CAPITAL GAINS       GAINS       DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS
------------------------------------------------------------------------------------------------------------------
       $(1.07)         $   --          $(1.19)       $14.12        3.68%    $743,861         1.13%        0.79%
        (0.16)             --           (0.38)        14.81       16.06      885,329         1.14         0.76
        (0.42)          (0.03)          (0.56)        13.13        1.32      976,855         1.16         0.62
        (0.02)             --           (0.12)        13.50       16.01      849,731        1.17+         0.65+
        (0.12)          (0.10)          (0.25)        11.75       (0.46)     572,940         1.03         1.17
        (0.02)             --           (0.07)        12.06       14.37      401,559         1.17         0.75
       $(0.03)         $   --          $(0.13)       $15.11        2.31%    $     --**       1.63%+       0.29%+
        (0.16)             --           (0.26)        14.80       15.09           25         1.64         0.26
        (0.42)          (0.03)          (0.46)        13.11       (0.66)       5,526         1.66+        0.12+
       $(1.07)         $   --          $(1.18)       $13.97        3.59%    $ 12,785         1.38%        0.54%
        (0.16)             --           (0.35)        14.67       15.77       13,477         1.39         0.51
        (0.42)          (0.03)          (0.54)        13.01        1.08        9,443         1.41         0.37
        (0.02)             --           (0.10)        13.39       15.66        7,643         1.42+        0.40+
        (0.12)          (0.10)          (0.24)        11.67       (0.69)       4,877         1.28         0.92
        (0.02)             --           (0.06)        12.00       14.00        3,219         1.42         0.50
       $(1.07)         $   --          $(1.16)       $13.75        2.65%    $ 28,266         2.13%       (0.21)%
        (0.16)             --           (0.16)        14.56       14.93       34,119         2.14        (0.24)
        (0.42)          (0.03)          (0.49)        12.83        0.28       36,698         2.16        (0.38)
        (0.02)             --           (0.05)        13.27       15.25       40,426         1.99+       (0.17)+
        (0.12)          (0.10)          (0.23)        11.56       (1.30)      31,372         1.78         0.42
        (0.02)             --           (0.06)        11.96       14.32       17,349         1.92+       (0.00)+##
       $(1.07)         $   --          $(1.16)       $13.52        2.63%    $    824         2.13%       (0.21)%
        (0.16)             --           (0.28)        14.34       15.05          933         1.97        (0.07)
        (0.42)          (0.03)          (0.51)        12.74        0.77          988         1.66         0.12
        (0.02)             --           (0.04)        13.13       15.09          652         2.09+       (0.27)+
        (0.12)          (0.10)          (0.22)        11.45       (1.56)         495         2.03         0.17
        (0.02)             --           (0.03)        11.86       13.21          339         2.17        (0.25)

     WITHOUT WAIVERS
     AND/OR EXPENSE
     REIMBURSEMENTS
     ---------------
        RATIO OF
        OPERATING
        EXPENSES       PORTFOLIO
       TO AVERAGE      TURNOVER
       NET ASSETS        RATE
---  ---------------------------
          1.13%           146%
          1.14             64
          1.16             36
          1.18+            26
          1.04             92
          1.18             39
          1.73%+          146%
          1.64             64
          1.66+            36
          1.38%           146%
          1.39             64
          1.41             36
          1.43+            26
          1.29             92
          1.43             39
          2.13%           146%
          2.14             64
          2.16             36
          2.00+            26
          1.79             92
          1.93+            39
          2.13%           146%
          1.97             64
          1.66             36
          2.10+            26
          2.04             92
          2.18             39

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                  NET          NET INCREASE/
                                 NET ASSET                    REALIZED AND     (DECREASE) IN    DIVIDENDS    DISTRIBUTIONS
                                   VALUE          NET          UNREALIZED        NET ASSET       FROM NET      FROM NET
                                 BEGINNING    INVESTMENT     GAIN/(LOSS) ON     VALUE FROM      INVESTMENT     REALIZED
                                 OF PERIOD   INCOME/(LOSS)    INVESTMENTS       OPERATIONS        INCOME     CAPITAL GAINS
                                 -----------------------------------------------------------------------------------------
INTERNATIONAL GROWTH
PRIMARY A SHARES*
Year ended 3/31/1999#..........   $19.42        $ 0.05           $ 0.87           $ 0.92          $   --        $(4.81)
Period ended 3/31/1998#........    18.43          0.03             1.30             1.33              --         (0.34)
Period ended 5/16/1997.........    17.05          0.05             1.84             1.89           (0.17)        (0.34)
Year ended 8/31/1996...........    16.24          0.18             1.48             1.66           (0.46)        (0.39)
Year ended 8/31/1995#..........    16.34          0.13             0.17             0.30           (0.11)        (0.29)
Year ended 8/31/1994#..........    14.14          0.11             2.24             2.35              --         (0.15)
INVESTOR A SHARES*
Year ended 3/31/1999#..........   $19.21        $ 0.01           $ 0.85           $ 0.86          $   --        $(4.81)
Period ended 3/31/1998#........    18.27         (0.01)            1.29             1.28              --         (0.34)
Period ended 5/16/1997.........    16.90         (0.05)            1.90             1.85           (0.14)        (0.34)
Year ended 8/31/1996...........    16.14          0.04             1.57             1.61           (0.46)        (0.39)
Year ended 8/31/1995#..........    16.29          0.08             0.17             0.25           (0.11)        (0.29)
Year ended 8/31/1994#..........    14.13          0.07             2.24             2.31              --         (0.15)
INVESTOR B SHARES*
Year ended 3/31/1999#..........   $19.11        $(0.12)          $ 0.83           $ 0.71          $   --        $(4.81)
Period ended 3/31/1998#........    18.32         (0.11)            1.24             1.13              --         (0.34)
Period ended 5/16/1997.........    17.04         (0.05)            1.79             1.74           (0.12)        (0.34)
Period ended 8/31/1996(a)......    17.54            --            (0.50)           (0.50)             --            --
INVESTOR C SHARES
Year ended 3/31/1999#..........   $19.42        $(0.12)          $ 0.94           $ 0.82          $   --        $(4.81)
Period ended 3/31/1998**#......    18.49         (0.09)            1.36             1.27              --         (0.34)

---------------

 * The financial information for the fiscal periods through May 23, 1997 reflect the financial information for the Pilot International Equity Fund's Pilot Shares, Class A Shares and Class B Shares, which were reorganized into the Primary A Shares, Investor A Shares and Investor B Shares, respectively, as of May 23, 1997.

 ** International Growth Investor C Shares commenced operations on September 19,
    1997, respectively.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

(a) Shares were initially issued on July 1, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                      RATIO OF NET                   AND/OR EXPENSE
                                                                       OPERATING                     REIMBURSEMENTS
                                                                      EXPENSES TO                    ---------------
                                                         RATIO OF       AVERAGE      RATIO OF NET       RATIO OF
        TOTAL       NET ASSET              NET ASSETS    OPERATING     NET ASSETS     INVESTMENT        OPERATING
      DIVIDENDS       VALUE                  END OF     EXPENSES TO    INCLUDING     INCOME/(LOSS)     EXPENSES TO     PORTFOLIO
         AND         END OF      TOTAL       PERIOD       AVERAGE       INTEREST      TO AVERAGE         AVERAGE       TURNOVER
    DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS      EXPENSE       NET ASSETS       NET ASSETS        RATE
    ----------------------------------------------------------------------------------------------------------------------------
       $(4.81)       $15.53       6.16%     $182,316      1.12%           1.14%           0.24%           1.21%           21%
        (0.34)        19.42       7.39       401,105       1.15+            --            0.21+          1.17+            11
        (0.51)        18.43      11.28       701,033       1.18+            --            0.47+          1.18+            34
        (0.85)        17.05      10.64       579,019       1.08             --            0.69            1.08            22
        (0.40)        16.24       2.08       363,212       1.18             --            0.82            1.18            36
        (0.15)        16.34      16.75       307,561       1.12             --            0.75            1.12            35
       $(4.81)       $15.26       5.89%     $ 22,874      1.37%           1.39%          (0.01)%          1.46%           21%
        (0.34)        19.21       7.18        24,353       1.40+            --           (0.04)+         1.42+            11
        (0.48)        18.27      11.14        26,730       1.42+            --            0.29+          1.42+            34
        (0.85)        16.90      10.40        26,730       1.32             --            0.48            1.32            22
        (0.40)        16.14       1.77        27,625       1.42             --            0.50            1.42            36
        (0.15)        16.29      16.48        44,990       1.37             --            0.48            1.37            35
       $(4.81)       $15.01       5.11%     $    957      2.12%           2.14%          (0.76)%          2.21%           21%
        (0.34)        19.11       6.34           500       2.15+            --           (0.79)+         2.17+            11
        (0.46)        18.32      10.37           560       2.18+            --           (0.61)+         2.18+            34
           --         17.04      (2.85)          184       2.06+            --           (0.32)+         2.06+            22
       $(4.81)       $15.43       5.56%     $    459      2.12%           2.14%          (0.76)%          2.21%           21%
        (0.34)        19.42       7.04           465       2.15+            --           (0.79)+         2.17+            11

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                               NET INCREASE/                 DISTRIBUTIONS
                                 NET ASSET                    NET REALIZED     (DECREASE) IN    DIVIDENDS      IN EXCESS
                                   VALUE          NET        AND UNREALIZED      NET ASSET       FROM NET       OF NET
                                 BEGINNING    INVESTMENT     GAIN/(LOSS) ON     VALUE FROM      INVESTMENT    INVESTMENT
                                 OF PERIOD   INCOME/(LOSS)    INVESTMENTS       OPERATIONS        INCOME        INCOME
                                 -----------------------------------------------------------------------------------------
EMERGING MARKETS
PRIMARY A SHARES
Year ended 3/31/1999#..........   $10.60        $ 0.14           $(2.53)          $(2.39)         $(0.07)       $   --
Year ended 3/31/1998#..........    11.41          0.04            (0.76)           (0.72)          (0.09)           --
Year ended 3/31/1997#..........    10.34          0.01             1.21             1.22           (0.02)        (0.07)
Period ended 3/31/1996*#.......    10.00         (0.03)            0.37             0.34              --          0.00**
PRIMARY B SHARES+++
Year ended 3/31/1999#..........   $10.57        $ 0.08           $(3.39)          $(3.31)         $(0.06)       $   --
Year ended 3/31/1998#..........    11.40         (0.02)           (0.75)           (0.77)          (0.06)           --
Year ended 3/31/1997*#.........    10.71         (0.04)            0.82             0.78           (0.01)        (0.02)
INVESTOR A SHARES
Year ended 3/31/1999#..........   $10.57        $ 0.10           $(2.52)          $(2.42)         $(0.06)       $   --
Year ended 3/31/1998#..........    11.39          0.01            (0.75)           (0.74)          (0.08)           --
Year ended 3/31/1997#..........    10.32         (0.01)            1.21             1.20           (0.02)        (0.05)
Period ended 3/31/1996*#.......    10.00         (0.05)            0.37             0.32              --            --
INVESTOR B SHARES
Year ended 3/31/1999#..........   $10.49        $ 0.05           $(2.50)          $(2.45)         $(0.05)       $   --
Year ended 3/31/1998#..........    11.31         (0.07)           (0.75)           (0.82)             --            --
Year ended 3/31/1997#..........    10.26         (0.09)            1.20             1.11              --            --
Period ended 3/31/1996*#.......    10.00         (0.11)            0.37             0.26              --            --
INVESTOR C SHARES
Year ended 3/31/1999#..........   $10.47        $ 0.05           $(2.49)          $(2.44)         $(0.05)       $   --
Year ended 3/31/1998#..........    11.34         (0.05)           (0.75)           (0.80)          (0.07)           --
Year ended 3/31/1997#..........    10.27         (0.04)            1.20             1.16           (0.01)        (0.02)
Period ended 3/31/1996*#.......    10.00         (0.10)            0.37             0.27              --            --

---------------

  * Emerging Markets Primary A, Investor A, Investor B and Investor C Shares commenced operations on June 30, 1995. Emerging Markets Primary B Shares commenced operations on June 28, 1996.

 ** Amount represents less than $0.01 per share.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 +++ At March 31, 1999, there were no public shareholders in the Primary B Share class. All publicly held Primary B Shares were redeemed on January 24, 1999. The amounts reflected are for the period April 1, 1998 to January 24, 1999.

  # Per share net investment income/(loss) has been calculated using the monthly average shares method.

 (a) Amount represents less than $500.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

 (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and /or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                      WITHOUT WAIVERS
                                                                                                      AND/OR EXPENSE
                                                                                                      REIMBURSEMENTS
                                                                                                      ---------------
                                                                         RATIO OF     RATIO OF NET       RATIO OF
    DISTRIBUTIONS       TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT        OPERATING
      FROM NET        DIVIDENDS       VALUE                  END OF     EXPENSES TO   INCOME/(LOSS)     EXPENSES TO     PORTFOLIO
      REALIZED           AND         END OF      TOTAL       PERIOD       AVERAGE      TO AVERAGE         AVERAGE       TURNOVER
    CAPITAL GAINS   DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS     NET ASSETS       NET ASSETS        RATE
    -----------------------------------------------------------------------------------------------------------------------------
       $   --          $(0.07)       $ 8.14      (22.60)%   $21,689        1.78%(b)(c)      1.66%          1.98%(c)        71%
           --           (0.09)        10.60       (6.39)     73,797        1.57            0.36            1.57            63
        (0.06)          (0.15)        11.41       11.97      76,483        1.74            0.13            1.74            31
           --            0.00**       10.34        3.42      47,560       2.13+           (0.38)+         2.13+            17
       $   --          $(0.06)       $ 7.20      (31.42)%   $    --(a)     2.28%+(b)(c)      1.16%+        2.58%+(c)       71%
           --           (0.06)        10.57       (6.80)         37        2.07           (0.14)           2.07            63
        (0.06)          (0.09)        11.40        7.34         301       2.24+           (0.37)+         2.24+            31
       $   --          $(0.06)       $ 8.09      (22.90)%   $   951        2.03%(b)(c)      1.41%          2.23%(c)        71%
           --           (0.08)        10.57       (6.60)        652        1.82            0.11            1.82            63
        (0.06)          (0.13)        11.39       11.74         894        1.99           (0.12)           1.99            31
           --              --         10.32        3.20         477       2.38+           (0.63)+         2.38+            17
       $   --          $(0.05)       $ 7.99      (23.42)%   $ 1,579        2.78%(b)(c)      0.66%          2.98%(c)        71%
           --              --         10.49       (7.25)      1,247        2.57           (0.64)           2.57            63
        (0.06)          (0.06)        11.31       10.88       1,499        2.74           (0.87)           2.74            31
           --              --         10.26        2.60       1,209       3.13+           (1.38)+         3.13+            17
       $   --          $(0.05)       $ 7.98      (23.37)%   $    86        2.78%(b)(c)      0.66%          2.98%(c)        71%
           --           (0.07)        10.47       (7.17)        293        2.40           (0.47)           2.40            63
        (0.06)          (0.09)        11.34       11.34         226        2.24           (0.37)           2.24            31
           --              --         10.27        2.70          23       3.02+           (1.27)+         3.02+            17

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   NOTES TO FINANCIAL STATEMENTS

Nations Fund, Inc. (the "Company") and Nations Fund Portfolios, Inc. ("Nations Portfolios") are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 1999, the Company offered nine separate portfolios and Nations Portfolios offered one portfolio. These financial statements pertain only to the international stock portfolios of the Company and Nations Portfolios (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of the Company are presented under separate cover. The Funds currently offer five classes of shares: Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares and Investor C Shares. At March 31, 1999, there were no public shareholders in the Primary B class and Primary B Shares are not currently offered to the public. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to its class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation: Equity securities traded on a recognized exchange or on NASDAQ are valued at the last sales price on the exchange or market on which such securities are primarily traded. Securities traded over-the-counter are valued at the closing bid prices or, if no sale occurred on such day, at the mean of the current bid and asked prices. Debt obligations are valued by an independent pricing service approved by the Directors. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and general market conditions. Restricted securities, securities for which market quotations are not readily available, and certain other assets are valued by the investment advisor under the supervision of the respective Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately stated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward Foreign Currency Transactions: Generally, a Fund may enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; and (ii) when the investment advisor or sub-advisor believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's

NATIONS FUNDS
investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of Net Assets. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Securities Transactions and Investment Income: Securities transactions are accounted for on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its classes based upon the relative net assets of each class of shares.

Dividends and Distributions to Shareholders: Distributions from net investment income are declared and paid each calendar quarter. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Fund level are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. These reclassifications are due to different book and tax accounting for foreign currency, organization costs, investments in passive foreign investment companies and the Fund's use of the tax accounting practice known as equalization.

Reclassifications for the year ended March 31, 1999 were as follows:

                                              INCREASE/
                                             (DECREASE)      INCREASE/
                               INCREASE/    UNDISTRIBUTED    (DECREASE)
                               (DECREASE)        NET        ACCUMULATED
                                PAID-IN      INVESTMENT     NET REALIZED
                                CAPITAL        INCOME       GAIN/(LOSS)
                                 (000)          (000)          (000)
                               -----------------------------------------
International Value..........   $    12        $  (19)        $      7
International Equity.........    10,500         5,424          (15,924)
International Growth.........       130         4,655           (4,785)
Emerging Markets.............      (693)          786              (93)

Federal Income Tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for Federal income or excise taxes.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of the Company or Nations Portfolios are allocated to the Funds based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. Expenses not directly attributable to any class of shares are prorated based on the relative net assets of each class. The Funds bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under Federal and state securities regulations. All such costs are being amortized on a straight line basis over a period of five years from commencement of operations.

On September 1, 1998, the Malaysian government introduced capital controls effectively eliminating trading of the Malaysian ringgit. Effective February 4, 1999, the Malaysian government modified these restrictions. Funds invested in Malaysia as of February 15, 1999 and repatriated within one year of September 1, 1998, or one year from the date of the investment if after September 1,

NATIONS FUNDS

1998, are subject to a graduated repatriation tax on the principal invested with a maximum of 30%. The Emerging Markets Fund has recorded an accrual in the amount of $246,000 for potential repatriation tax on principal invested prior to February 15, 1999. The accrual for Malaysian repatriation taxes is included in the change in net unrealized appreciation (depreciation) on investments in the Statements of Operations. Funds invested in Malaysia on or after February 15, 1999 are subject to a repatriation tax on capital gains of 30% for currency repatriated in less than one year of the initial investment and 10% for currency repatriated after one year of the initial investment. The Emerging Markets Fund has not made any additional investments in Malaysia on or after February 15, 1999 and accordingly no tax provision for capital gains has been accrued.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Each of the Company and Nations Portfolios has entered into an investment advisory agreement (the "Investment Advisory Agreements") with NationsBanc Advisors, Inc. ("NBAI"), a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"), which in turn is an indirect wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which NBAI provides investment advisory services to the Funds. Under these Investment Advisory Agreements, NBAI is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Fund:

                                                           ANNUAL
                                                            RATE
                                                           ------
International Equity and International Growth............  0.90%
International Value......................................  1.00%
Emerging Markets.........................................  1.10%

Each of the Company and Nations Portfolios has entered into a sub-advisory agreement (the "Sub-Advisory Agreements") with NBAI and Gartmore Global Partners ("Gartmore"). Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly-owned subsidiary of NationsBank, and Gartmore U.S. Ltd., an indirect wholly-owned subsidiary of Gartmore Investment Management PLC ("Gartmore PLC"), which is a United Kingdom ("U.K.") holding company for a leading U.K. based international fund management group of companies. National Westminster Bank PLC and its affiliated entities own 100% of the equity of Gartmore PLC.

Under the Sub-Advisory Agreements, Gartmore is entitled to receive a sub-advisory fee from NBAI at the following annual rates of each Fund's average daily net assets:

                                                           ANNUAL
                                                            RATE
                                                           ------
International Equity.....................................  0.70%
International Growth.....................................  0.70%
Emerging Markets.........................................  0.85%

The Company has, on behalf of International Value Fund, entered into a sub-advisory agreement with NBAI and Brandes Investment Partners, L.P. ("Brandes"), pursuant to which Brandes is entitled to receive a fee from NBAI at the annual rate of 0.50% of the Fund's average daily net assets.

Stephens Inc. ("Stephens") serves as the co-administrator of the Company and Nations Portfolios. On December 28, 1998, NBAI began serving as co-administrator of the Funds with Stephens. Under the new arrangement, Stephens and NBAI are entitled to receive a combined fee, computed daily and paid monthly at the annual rate of 0.12% of each Fund's average daily net assets. Prior to December 28, 1998, First Data Investor Services Group, Inc. ("First Data"), a wholly-owned subsidiary of First Data Corporation, served as co-administrator. Stephens and First Data were entitled to receive a combined fee, computed daily and paid monthly, at the annual rate of 0.10% of each Fund's average daily net assets. Effective December 28, 1998, The Bank of New York ("BNY") began serving as the sub-administrator of the Company and Nations Portfolios, respectively, pursuant to an agreement with NBAI, and NBAI ceased to serve as sub-administrator. For the year ended March 31, 1999, Stephens earned $518,561 from the Funds for its administration services, of which $128,860 was paid to NBAI for its services.

The investment advisor, sub-advisors and distributor may, from time to time, voluntarily reduce their fees payable by each Fund. For the year ended March 31, 1999, the investment advisor agreed to voluntarily reimburse expenses and/or waive its advisory fee to the extent that total expenses (excluding shareholder servicing and distribution fees) exceed 1.12% for the International Growth Fund and 1.90% for the

NATIONS FUNDS

Emerging Markets Fund of the respective Fund's average daily net assets. For the year ended March 31, 1999, the investment advisor agreed to voluntarily waive its advisory fees in the amount of $66,547 for the Emerging Markets Fund. For the year ended March 31, 1999, the investment advisor has agreed to waive investment advisory fees of 0.10% of the average daily net assets of the International Value Fund.

BNY acts as custodian of the Funds' assets. First Data serves as the transfer agent for the Funds' shares. NationsBank of Texas, N.A. ("NationsBank of Texas") served as the sub-transfer agent for the Primary Shares of the Funds until it merged into NationsBank on May 6, 1998. NationsBank began serving as sub-transfer agent for the Primary Shares of the Funds on that date and is providing the same services as were previously provided by NationsBank of Texas. For the year ended March 31, 1999, NationsBank and NationsBank of Texas, N.A. earned approximately $18,592 for providing such services.

Stephens serves as distributor of the Funds' shares. For the year ended March 31, 1999, the Funds were informed that the distributor received $104,123 in front end sales charges for sales of Investor A Shares and $114,529 in contingent deferred sales charges from shares which were subject to such charges. A substantial portion of these fees is paid to affiliates of NationsBank.

The Company and Nations Portfolios pay each unaffiliated Director an annual fee of $1,000 ($3,000 for the Chairman of the Board), plus $500 per Fund and an additional $1,000 for each in-person board meeting, and $500 for each telephonic board meeting attended. The Company and Nations Portfolios also reimburse expenses incurred by each unaffiliated Director in attending such meetings.

The Company's and Nations Portfolio's eligible Directors may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of Nations Treasury Fund, a portfolio of the Company. The expense for the deferred compensation and retirement plans is included in "Directors' fees and expenses" in the Statements of Operations.

The Funds placed a portion of their portfolio transactions with firms that could be deemed to be affiliates of Gartmore PLC.

International Value Fund has made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Institutional Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the year ended March 31, 1999, International Value Fund earned $294,279 from such investments, which is included in interest income.

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which NationsBank and its affiliates have either sole or joint investment discretion.

3. SHAREHOLDER SERVICING AND
   DISTRIBUTION PLANS

The Company and Nations Portfolios each have adopted a shareholder administration plan for Primary B Shares of each Fund and shareholder servicing plans and distribution plans for the Investor A, Investor B and Investor C Shares of each Fund. The administration plan permits the Funds to compensate institutions for shareholder administration services provided to their customers that own Primary B Shares. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor (and for Investor A Shares, the distributor and/or selling agents) for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets set from time to time by the Board of Directors, and are charged as expenses of each Fund directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of NationsBank and NBAI.

NATIONS FUNDS

At March 31, 1999, the rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                  CURRENT    PLAN
                                                   RATE      LIMIT
                                                  ----------------
Primary B Administration Plan...................   0.50%     0.60%
Investor A Shareholder Servicing and
 Distribution Plan..............................   0.25%     0.25%
Investor B and Investor C Shareholder Servicing
 Plans..........................................   0.25%     0.25%
Investor B and Investor C Distribution Plans....   0.75%     0.75%

4. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 1999 were as follows:

                                         PURCHASES       SALES
                                           (000)         (000)
                                         ------------------------
International Value....................  $  189,685    $   51,694
International Equity...................   1,159,713     1,320,202
International Growth...................      56,255       293,496
Emerging Markets.......................      24,553        57,124

There were no purchases or sales of long-term U.S. government securities for the year ended March 31, 1999.

5.  CAPITAL STOCK

As of March 31, 1999, 480,000,000,000 shares of $.001 par value capital stock were authorized for the Company and 150,000,000,000 shares of $.001 par value capital stock were authorized for Nations Portfolios. The Company's and Nations Portfolios' Articles of Incorporation authorize the Boards of Directors to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares. See Schedule of Capital Stock Activity.

6.  FOREIGN SECURITIES

Each Fund may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

7.  LINE OF CREDIT

The Company and Nations Portfolios participate in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the Federal Funds Rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement.

At March 31, 1999, there were no loans outstanding under this Agreement. For the year ended March 31, 1999, borrowings by the Funds under the Agreement were as follows:

                                              AVERAGE
                                              AMOUNT       AVERAGE
                                            OUTSTANDING    INTEREST
                   FUND                        (000)         RATE
-------------------------------------------------------------------
International Growth......................    $1,438         5.51%
Emerging Markets..........................        83         5.70

The average amount outstanding was calculated based on daily balances in the period.

8.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their portfolio securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves, a portfolio of Nations Institutional Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral.

NATIONS FUNDS

At March 31, 1999, the following Funds had securities on loan:

                                    MARKET VALUE OF     MARKET VALUE
                                   LOANED SECURITIES    OF COLLATERAL
              FUND                       (000)              (000)
---------------------------------------------------------------------
International Value..............      $ 32,945           $ 34,212
International Equity.............       130,022            135,717
International Growth.............        34,796             36,852
Emerging Markets.................         2,294              2,371

9.  CAPITAL LOSS CARRYFORWARD

At March 31, 1999, the Emerging Markets Fund had available for Federal income tax purposes unused capital losses of $3,825,000 expiring in 2006 and $15,069,000 expiring in 2007.

Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 1999, the Emerging Markets Fund elected to defer losses of $2,207,758 occurring between November 1, 1998 and March 31, 1999 under these rules.

10.  REORGANIZATIONS

On May 23, 1997, the International Growth Fund, a newly established portfolio, acquired the assets and certain liabilities of the Pilot International Equity Fund pursuant to a plan of reorganization approved by its shareholders. The acquisition was accomplished by a tax-free exchange of shares of the International Growth Fund in an amount equal to the outstanding shares of the Pilot International Equity Fund. The financial statements of the International Growth Fund reflect the historical financial results of the Pilot International Equity Fund prior to the reorganization. Additionally, the fiscal year end of the Pilot International Equity Fund for financial reporting purposes was changed to coincide with that of the Company.

On May 22, 1998, the International Value Fund, a newly established portfolio, acquired the assets and certain liabilities of the Emerald International Equity Fund pursuant to a plan of reorganization approved by its shareholders. The acquisition was accomplished by a tax-free exchange of shares of International Value Fund in an amount equal to the outstanding shares of the Emerald International Equity Fund. The financial statements of the International Value Fund reflect the historical financial results of the Emerald International Equity Fund prior to the reorganization. Additionally, the fiscal year end of the Emerald International Equity Fund for financial reporting purposes was changed to coincide with that of the Company.

On March 30, 1999, the Emerging Markets Fund (the "Acquiring Fund"), acquired the assets and certain liabilities of the Nations Pacific Growth Fund (the "Acquired Fund"), in a taxable reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedule of Capital Stock Activity. Net assets as of the reorganization date were as follows:

                                            TOTAL NET ASSETS OF
TOTAL NET ASSETS OF   TOTAL NET ASSETS OF     ACQUIRING FUND
   ACQUIRED FUND        ACQUIRING FUND       AFTER ACQUISITION
       (000)                 (000)                 (000)
---------------------------------------------------------------
      $9,829                $14,553               $24,382

11.  SUBSEQUENT EVENTS

The Company was party to an Agreement and Plan of Reorganization with the Pacific Horizon Funds, Inc. (a family of mutual funds advised by Bank of America NT&SA, an indirect wholly-owned subsidiary of Bank of America Corporation) pursuant to which the assets and liabilities (net) of the Pacific Horizon International Equity Fund of $43,073,185 were acquired in a tax-free reorganization in exchange for shares of the Nations International Equity Fund on May 14, 1999.

On December 2, 1998, the Board of Directors of the Company approved INVESCO Global Asset Management (N.A.) Inc. ("INVESCO") and Putnam Investment Management, Inc. ("Putnam") to serve with Gartmore as investment sub-advisors for the International Equity Fund. Pursuant to the new sub-advisory arrangements, each sub-advisor would manage approximately one-third of the Fund's assets. On April 28, 1999, the shareholders approved the new sub-advisory arrangements. This became effective May 3, 1999.

Effective May 14, 1999, the maximum contractual levels of advisory and combined co-administration fees payable by the Funds changed. At that time, the maximum contractual advisory fee that NBAI is entitled to receive from the Funds decreased by 0.10% of the Funds' average daily net assets, and the combined co-administration fee payable to NBAI and Stephens increased by the same amount.

NATIONS FUNDS
   REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND DIRECTORS OF NATIONS FUNDS

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, and Nations International Value Fund, (portfolios of Nations Fund, Inc. or Nations Fund Portfolios, Inc., hereafter referred to as the "Funds") at March 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian provide a reasonable basis for the opinion expressed above. The financial statements of Nations International Value Fund, formerly Emerald International Equity Fund, for the period ended May 15, 1998 and the year ended November 30, 1997 were audited by other independent accountants whose report dated July 1, 1998 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 28, 1999

NATIONS FUNDS
   TAX INFORMATION (UNAUDITED)

For the tax year ended March 31, 1999, the amount of long-term capital gain designated by International Value and International Equity Funds was $9,017,582 and $65,761,755, respectively.

For the year ended March 31, 1999, the total amount of income received by International Equity and Emerging Markets from sources within foreign countries and possessions of the United States was $0.2558 and $0.3506 per share, respectively (representing a total of $14,336,218 and $1,048,786, respectively). The total amount of taxes paid by International Equity and Emerging Markets to such countries was $0.0001 and $0.0191 per share, respectively (representing a total of $2,467,320 and $95,521, respectively).

NATIONS FUNDS
   MEETING OF SHAREHOLDERS

On April 28, 1999, the Company held a Meeting of Shareholders of the Nations International Equity Fund in Charlotte, North Carolina. The meeting was held to approve the amended sub-advisory agreement with Gartmore Global Partners and to approve each new sub-advisory agreement with INVESCO Global Asset Management (N.A.), Inc. and Putnam Investment Management, Inc. It was approved by the following votes: 53,088,200 For, 11,056 Against, and 20,345 Abstaining.

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

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